Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

BY AND BETWEEN

JOHNSON CONTROLS INTERNATIONAL PLC

AND

ADIENT LIMITED

DATED AS OF SEPTEMBER 8, 2016

i

ii

Schedule 2.04	Certain Individual Agreements
Schedule 5.10	Joint Venture Retirement Plans
Schedule 6.09	Joint Venture Welfare Plans
Schedule 8.01(b)	Employee Records

iii

EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT, dated as of September 8, 2016 (this “Agreement”), is by and between Johnson Controls International plc, a public limited company organized under the laws of Ireland (“Johnson Controls”), and Adient Limited, a private limited company organized under the laws of Ireland (“Adient”).  Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in Article I or ascribed to them in the Separation and Distribution Agreement.

R E C I T A L S

WHEREAS, the board of directors of Johnson Controls (the “Johnson Controls Board”) has determined that it is in the best interests of Johnson Controls and its shareholders to create a new publicly traded company that shall operate the Adient Business;

WHEREAS, in furtherance of the foregoing, the Johnson Controls Board has determined that it is appropriate and desirable to separate the Adient Business from the Johnson Controls Business (the “Separation”) and, following the Separation, to make a distribution in specie of the Adient Business to the holders of Johnson Controls Shares on the Record Date, through (a) the transfer to Adient, which will have been re-registered as a public limited company, of Johnson Controls’ entire legal and beneficial interest in the issued share capital of Adient Global Holdings Ltd, an indirect, wholly owned subsidiary of Johnson Controls that has been formed to hold directly or indirectly the assets and liabilities associated with the Adient Business, and (b) the issuance of ordinary shares of Adient to holders of Johnson Controls Shares on the Record Date on a pro rata basis (the “Distribution”);

WHEREAS, in order to effectuate the Separation and the Distribution, Johnson Controls and Adient have entered into that certain Separation and Distribution Agreement, dated as of September 8, 2016 (the “Separation and Distribution Agreement”); and

WHEREAS, in addition to the matters addressed by the Separation and Distribution Agreement, the Parties desire to enter into this Agreement to set forth the terms and conditions of certain employment, compensation, and benefit matters.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.                          Definitions.  For purposes of this Agreement, the following terms shall have the meanings set forth below.

“Adient” shall have the meaning set forth in the preamble to this Agreement.

“Adient Awards” shall mean, collectively, Adient Options, Adient Stock Appreciation Rights, and Adient Restricted Stock Unit Awards.

“Adient Benefit Plan” shall mean any Benefit Plan established, sponsored, maintained, or contributed to by a member of the Adient Group as of or after the Effective Time.

“Adient Board” shall mean the Board of Directors of Adient.

“Adient Business” shall have the meaning set forth in the Separation and Distribution Agreement.

“Adient Designees” shall have the meaning set forth in the Separation and Distribution Agreement.

“Adient Director Plan” shall mean the Adient plc 2016 Director Share Plan.

“Adient Equity Plan” shall mean the Adient plc 2016 Omnibus Incentive Plan.

“Adient Executive Deferred Compensation Plan” shall mean the Adient US LLC Executive Deferred Compensation Plan.

“Adient German Pension Plan Carve-Out” shall have the meaning set forth in Section 7.02(b).

“Adient Group” shall have the meaning set forth in the Separation and Distribution Agreement.

“Adient Group Employee” shall mean (a) each individual who is primarily dedicated to the Adient Business as of immediately prior to the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury, or leave of absence), and (b) each individual who is identified on Schedule 1.01(a)(i)(A) hereto, but excluding (c) each individual who is identified on Schedule 1.01(a)(i)(B) hereto.

“Adient HSA” shall have the meaning set forth in Section 6.01(c).

“Adient Joint Venture Savings Plans” shall mean, collectively, the Bridgewater LLC Savings and Investment (401k) Plan and the Avanzar Interiors LLC Savings and Investment (401k) Plan.

“Adient Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.

“Adient Long-Term Incentive Award” shall mean a long-term incentive cash award granted by Adient pursuant to the Adient Equity Plan in accordance with Section 4.04(b).

“Adient Nonqualified Plans” shall mean the Adient Retirement Restoration Plan and the Adient Executive Deferred Compensation Plan.

“Adient Non-U.S. Pension Plans” shall mean, collectively, the plans listed on Schedule 1.01(b) hereto.

“Adient Non-U.S. Welfare Plans” shall mean the Welfare Plans established, sponsored, maintained, or contributed to by any member of the Adient Group for the benefit of Adient Group

Employees and Former Adient Group Employees who are Non-U.S. Employees and Former Non-U.S. Employees, respectively, including the Welfare Plans listed in Schedule 1.01(c) hereto.

“Adient Option” shall mean an option to purchase Adient Shares granted by Adient pursuant to the Adient Equity Plan in accordance with Section 4.02(a).

“Adient Ratio” shall mean the quotient obtained by dividing the Johnson Controls Pre-Distribution Stock Value by the Adient Stock Value.

“Adient Restricted Stock Unit Award” shall mean a restricted stock unit award in respect of Adient Shares granted pursuant to the Adient Equity Plan in accordance with Section 4.02(c).

“Adient Retirement Restoration Plan” shall mean the Adient US LLC Retirement Restoration Plan.

“Adient Share Fund” shall have the meaning set forth in Section 5.03(d).

“Adient Shares” shall have the meaning set forth in the Separation and Distribution Agreement.

“Adient Short-Term Incentive Plans” shall mean any annual or short-term incentive cash compensation plan sponsored or maintained by Adient immediately following the Effective Time, including the plans listed in Schedule 1.01(d) hereto.

“Adient Stock Appreciation Right” shall mean a stock appreciation right in respect of Adient Shares granted by Adient pursuant to the Adient Equity Plan in accordance with Section 4.02(b).

“Adient Stock Value” shall mean the closing share price of Adient Shares on the NYSE on the Distribution Date.

“Adient U.S. Pension Plans” shall mean, collectively, the Johnson Controls Automotive Experience Production Employees Pension Plan and the JCIM US, LLC Pension Plan for Bryan, Ohio Union Employees.

“Adient U.S. Retiree Medical Plan” shall mean the Adient US LLC Non-Union Retiree Medical Plan.

“Adient U.S. Savings Plan” shall mean the Adient US LLC Savings and Investment (401k) Plan.

“Adient U.S. Savings Plan Trust” shall mean the master trust for U.S. defined contribution plans to be established by Adient.

“Adient U.S. VEBA” shall mean the Adient US LLC Non-Union Retiree Medical Trust Agreement.

“Adient U.S. Welfare Plans” shall mean the Welfare Plans established, sponsored, maintained, or contributed to by any member of the Adient Group for the benefit of Adient Group Employees and Former Adient Group Employees who are U.S. Employees and Former U.S. Employees, respectively, including the Welfare Plans listed in Schedule 1.01(e) hereto.

“Adient Welfare Plans” shall mean the Adient U.S. Welfare Plans and the Adient Non-U.S. Welfare Plans.

“Adjusted Johnson Controls Awards” shall mean, collectively, Adjusted Johnson Controls Options, Adjusted Johnson Controls Stock Appreciation Rights, and Adjusted Johnson Controls Restricted Stock Unit Awards.

“Adjusted Johnson Controls Option” shall mean a Johnson Controls Option, adjusted as of the Effective Time in accordance with Section 4.02(a).

“Adjusted Johnson Controls Restricted Stock Unit Award” shall mean a Johnson Controls Restricted Stock Unit Award, adjusted as of the Effective Time in accordance with Section 4.02(c).

“Adjusted Johnson Controls Stock Appreciation Right” shall mean a Johnson Controls Stock Appreciation Right, adjusted as of the Effective Time in accordance with Section 4.02(b).

“AE Savings Plan” shall mean the Johnson Controls Automotive Experience Production Employees Savings and Investment (401k) Plan.

“Affiliate” shall have the meaning set forth in the Separation and Distribution Agreement.

“Agreement” shall have the meaning set forth in the preamble to this Agreement and shall include all Schedules hereto and all amendments, modifications, and changes hereto entered into pursuant to Section 8.18.

“Ancillary Agreement” shall have the meaning set forth in the Separation and Distribution Agreement.

“Assets” shall have the meaning set forth in the Separation and Distribution Agreement.

“Benefit Plan” shall mean any contract, agreement, policy, practice, program, plan, trust, commitment or arrangement providing for benefits, perquisites or compensation of any nature from an employer to any Employee, or to any family member, dependent, or beneficiary of any such Employee, including pension plans, superannuation plans, thrift plans, supplemental pension plans, and welfare plans, and contracts, agreements, policies, practices, programs, plans, trusts, commitments, and arrangements providing for terms of employment, fringe benefits, severance benefits, termination indemnities, change in control protections or benefits, travel and accident, life, accidental death and dismemberment, disability and accident insurance, tuition reimbursement, travel reimbursement, vacation, sick, personal or bereavement days, leaves of absences, and holidays; provided, however, that the term “Benefit Plan” shall not include any government-sponsored benefits, such as workers’ compensation, unemployment, or any similar plans, programs, or policies.

“COBRA” shall mean the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified in Section 601 et seq. of ERISA and in Section 4980B of the Code.

“Code” shall have the meaning set forth in the Separation and Distribution Agreement.

“Dispute” shall have the meaning set forth in the Separation and Distribution Agreement.

“Distribution” shall have the meaning set forth in the recitals to this Agreement.

“Distribution Date” shall have the meaning set forth in the Separation and Distribution Agreement.

“Distribution Ratio” shall have the meaning set forth in the Separation and Distribution Agreement.

“Effective Time” shall have the meaning set forth in the Separation and Distribution Agreement.

“Employee” shall mean any Johnson Controls Group Employee or Adient Group Employee.

“ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Exchange Act” shall have the meaning set forth in the Separation and Distribution Agreement.

“FICA” shall have the meaning set forth in Section 3.01(e).

“Force Majeure” shall have the meaning set forth in the Separation and Distribution Agreement.

“Former Adient Group Employee” shall mean (a) each individual who is a former employee of Johnson Controls or any of its former Subsidiaries as of the Effective Time whose most recent employment with Johnson Controls was primarily dedicated to the Adient Business, and (b) each individual who is identified on Schedule 1.01(a)(ii)(A) hereto, but excluding (c) each individual who is identified on Schedule 1.01(a)(ii)(B) hereto.

“Former Employees” shall mean Former Johnson Controls Group Employees and Former Adient Group Employees.

“Former Johnson Controls Group Employee” shall mean any individual who is a former employee of the Johnson Controls Group as of the Effective Time and who is not a Former Adient Group Employee.

“Former Non-U.S. Employee” shall mean any Former Employee other than a Former U.S. Employee.

“Former U.S. Employee” shall mean any Former Employee who was assigned primarily to operations in the United States during his or her employment with the Johnson Controls Group.

“FUTA” shall have the meaning set forth in Section 3.01(e).

“Governmental Authority” shall have the meaning set forth in the Separation and Distribution Agreement.

“HIPAA” shall mean the U.S. Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations promulgated thereunder.

“Incurred Claims” shall mean a Liability related to services or benefits provided under a Benefit Plan, and shall be deemed to be incurred:  (a) with respect to medical, dental, vision, and prescription drug benefits, upon the rendering of services giving rise to such Liability; (b) with respect to death benefits, life insurance, accidental death and dismemberment insurance, and business travel accident insurance, upon the occurrence of the event giving rise to such Liability; (c) with respect to disability benefits, upon the date of disability, as determined by the disability benefit insurance carrier or claim administrator, giving rise to such Liability; (d) with respect to a period of continuous hospitalization, upon the date of admission to the hospital; and (e) with respect to tuition reimbursement or adoption assistance, upon completion of the requirements for such reimbursement or assistance, whichever is applicable.

“Indemnified Party” shall have the meaning set forth in the Separation and Distribution Agreement.

“Individual Agreement” shall mean any individual (a) employment contract, (b) retention, severance, or change of control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation, equalization of taxes, and living standards in the host country), (d) intellectual property assignment agreements, or (e) other agreement containing restrictive covenants (including confidentiality, noncompetition, and nonsolicitation provisions) between a member of the Johnson Controls Group or the Adient Group, on the one hand, and an Adient Group Employee or Former Adient Group Employee, on the other hand, as in effect immediately prior to the Effective Time, including each agreement listed in Schedule 1.01(f) hereto.

“IRS” shall have the meaning set forth in the Separation and Distribution Agreement.

“Johnson Controls” shall have the meaning set forth in the preamble to this Agreement.

“Johnson Controls Awards” shall mean, collectively, Johnson Controls Options, Johnson Controls Stock Appreciation Rights, and Johnson Controls Restricted Stock Unit Awards.

“Johnson Controls Benefit Plan” shall mean any Benefit Plan established, sponsored, maintained or contributed to by Johnson Controls or any of its Subsidiaries immediately prior to the Effective Time, excluding any Adient Benefit Plan.

“Johnson Controls Board” shall have the meaning set forth in the recitals to this Agreement.

“Johnson Controls Business” shall have the meaning set forth in the Separation and Distribution Agreement.

“Johnson Controls Compensation Committee” shall mean the Compensation Committee of the Johnson Controls Board.

“Johnson Controls Director Deferred Compensation Plan” shall mean the Johnson Controls, Inc. Deferred Compensation Plan for Certain Directors.

“Johnson Controls Equity Plan” shall mean any equity compensation plan sponsored or maintained by Johnson Controls immediately prior to the Effective Time, including the Johnson Controls, Inc. 2012 Omnibus Incentive Plan, the Johnson Controls, Inc. Director Share Unit Plan, the Johnson Controls, Inc. 2007 Stock Option Plan, the Johnson Controls, Inc. 2003 Stock Plan for Outside Directors, and the Johnson Controls, Inc. 2000 Stock Option Plan.

“Johnson Controls Executive Deferred Compensation Plan” shall mean the Johnson Controls, Inc. Executive Deferred Compensation Plan.

“Johnson Controls Group” shall have the meaning set forth in the Separation and Distribution Agreement.

“Johnson Controls Group Employee” shall mean any individual employed by the Johnson Controls Group as of the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury, or leave of absence) who is not an Adient Group Employee.

“Johnson Controls HSA” shall have the meaning set forth in Section 6.01(c).

“Johnson Controls Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.

“Johnson Controls Long-Term Incentive Award” shall mean any long-term incentive cash award granted pursuant to a Johnson Controls Equity Plan that is outstanding as of immediately prior to the Effective Time.

“Johnson Controls Nonqualified Plans” shall mean the Johnson Controls Retirement Restoration Plan, the Johnson Controls Executive Deferred Compensation Plan, and the Johnson Controls Director Deferred Compensation Plan.

“Johnson Controls Non-U.S. Pension Plan” shall mean the Johnson Controls K. K. Defined Benefit Corporate Pension Plan.

“Johnson Controls Non-U.S. Welfare Plan” shall mean any Welfare Plan established, sponsored, maintained, or contributed to by Johnson Controls or any of its Subsidiaries for the benefit of Non-U.S. Employees or Former Non-U.S. Employees, excluding any Adient Non-U.S. Welfare Plan.

“Johnson Controls Option” shall mean an option to purchase Johnson Controls Shares granted pursuant to a Johnson Controls Equity Plan that is outstanding as of immediately prior to the Effective Time.

“Johnson Controls Post-Distribution Stock Value” shall mean the closing per share price of Johnson Controls Shares trading on the NYSE on the Distribution Date.

“Johnson Controls Pre-Distribution Stock Value” shall mean the closing per share price of Johnson Controls Shares trading “regular way with due bills” on the NYSE on the trading day immediately preceding the Distribution Date.

“Johnson Controls Ratio” shall mean the quotient obtained by dividing the Johnson Controls Pre-Distribution Stock Value by the Johnson Controls Post-Distribution Stock Value.

“Johnson Controls Restricted Stock Unit Award” shall mean a restricted stock unit award in respect of Johnson Controls Shares granted pursuant to a Johnson Controls Equity Plan that is outstanding as of immediately prior to the Effective Time.

“Johnson Controls Retiree Welfare Plan” shall mean the Johnson Controls, Inc. Retiree Welfare Program.

“Johnson Controls Retirement Restoration Plan” shall mean the Johnson Controls, Inc. Retirement Restoration Plan.

“Johnson Controls Share Fund” shall have the meaning set forth in Section 5.03(b).

“Johnson Controls Shares” shall have the meaning set forth in the Separation and Distribution Agreement.

“Johnson Controls Short-Term Incentive Plans” shall mean any annual or short-term incentive cash compensation plan sponsored or maintained by Johnson Controls immediately prior to the Effective Time, including the plans listed in Schedule 1.01(g) hereto, other than any Adient Short-Term Incentive Plans.

“Johnson Controls Stock Appreciation Right” shall mean a stock appreciation right in respect of Johnson Controls Shares granted pursuant to a Johnson Controls Equity Plan that is outstanding as of immediately prior to the Effective Time.

“Johnson Controls U.S. Pension Plans” shall mean, collectively, the Johnson Controls Pension Plan and the Johnson Controls Production Employees Pension Plan.

“Johnson Controls U.S. Savings Plan” shall mean the Johnson Controls Savings and Investment (401k) Plan.

“Johnson Controls U.S. Savings Plan Trust” shall mean the master trust for U.S. defined contribution plans maintained by Johnson Controls.

“Johnson Controls U.S. Welfare Plan” shall mean any Welfare Plan established, sponsored, maintained, or contributed to by Johnson Controls or any of its Subsidiaries for the benefit of U.S. Employees or Former U.S. Employees, excluding any Adient U.S. Welfare Plan.

“Johnson Controls U.S. VEBA” shall mean the Johnson Controls, Inc. Retiree Welfare Trust Agreement.

“Johnson Controls Welfare Plans” shall mean the Johnson Controls U.S. Welfare Plans and the Johnson Controls Non-U.S. Welfare Plans.

“Law” shall have the meaning set forth in the Separation and Distribution Agreement.

“Liability” or “Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.

“Merger” shall have the meaning set forth in that certain Agreement and Plan of Merger, dated as of January 24, 2016, by and among Johnson Controls (f/k/a Tyco International plc), Johnson Controls, Inc., a Wisconsin corporation, and Jagara Merger Sub, LLC, a Wisconsin limited liability company.

“Non-U.S. Employee” shall mean any Employee other than a U.S. Employee.

“NYSE” shall have the meaning set forth in the Separation and Distribution Agreement.

“Parties” shall mean the parties to this Agreement.

“Person” shall have the meaning set forth in the Separation and Distribution Agreement.

“Privileged Information” shall have the meaning set forth in the Separation and Distribution Agreement.

“Record Date” shall have the meaning set forth in the Separation and Distribution Agreement.

“Restricted Period” shall have the meaning set forth in Section 3.02(a).

“Retained Adient German Pension Plan Liabilities” shall have the meaning set forth in Section 7.02(b).

“Retained Adient German Pension Plans” shall mean any contract, agreement, policy, practice, program, plan, trust, commitment or arrangement established, sponsored, maintained, or contributed to by Johnson Controls or any of its Subsidiaries for the benefit of any Adient Group Employee or Former Adient Group Employee primarily dedicated to the Adient Business in Germany, or to any family member, dependent, or beneficiary of any such Employee and providing benefits to such beneficiaries upon or in connection with the retirement, disability or death of such Employee, which is not completely transferred to a member of the Adient Group by the Effective Time, including, but not limited to those listed on Schedule 1.01(h) hereto.

“Savings Supplemental Accounts” shall have the meaning set forth in Section 5.06(b).

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Separation” shall have the meaning set forth in the recitals to this Agreement.

“Separation and Distribution Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Stock Plan Administrator” shall mean Morgan Stanley Smith Barney LLC.

“Subsidiary” shall have the meaning set forth in the Separation and Distribution Agreement.

“Transferred Director” shall mean any Adient non-employee director as of the Effective Time who served on the Johnson Controls Board immediately prior to the Effective Time.

“Transferred FSA Balances” shall have the meaning set forth in Section 6.01(d).

“Transition Services Agreement” shall have the meaning set forth in the Separation and Distribution Agreement.

“U.S.” shall mean the United States of America.

“U.S. Employees” shall mean Employees who are assigned primarily to operations in the United States.

“Value Factor” shall mean the quotient of (a) the Johnson Controls Pre-Distribution Stock Value divided by (b) the sum of (i) the Johnson Controls Post-Distribution Stock Value plus (ii) the product of (A) the Adient Stock Value multiplied by (B) the Distribution Ratio.

“Welfare Plan” shall mean any “welfare plan” (as defined in Section 3(1) of ERISA) or a “cafeteria plan” under Section 125 of the Code, and any benefits offered thereunder, and any other plan offering health benefits (including medical, prescription drug, dental, vision, mental health, substance abuse, and retiree health), disability benefits, or life, accidental death and dismemberment, and business travel insurance, pre-tax premium conversion benefits, dependent care assistance programs, employee assistance programs, paid time-off programs, contribution funding toward a health savings account, flexible spending accounts, or cashable credits.

Section 1.02.                          Interpretation.  Section 10.16 of the Separation and Distribution Agreement is hereby incorporated by reference.

ARTICLE II
GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 2.01.                          General Principles.

(a)                                 Acceptance and Assumption of Adient Liabilities.  Except as otherwise specifically provided herein, as of the Effective Time, Adient and the applicable Adient Designees accept, assume, and agree to faithfully perform, discharge, and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered an Adient Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Johnson Controls’ or Adient’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates against any member of the Johnson Controls Group or the Adient Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, or misrepresentation by any member of the Johnson Controls Group or the Adient Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates:

(i)                                     any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), equity compensation (as the same may be modified by this Agreement), commissions, bonuses, and any other employee compensation or benefits payable to or on behalf of any Adient Group Employees and Former Adient Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses, or other employee compensation or benefits are or may have been awarded or earned;

(ii)                                  any and all Liabilities whatsoever with respect to claims made by or with respect to any Adient Group Employees or Former Adient Group Employees in connection with any Benefit Plan not retained or assumed by any member of the Johnson Controls Group pursuant to this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement;

(iii)                               any and all other Liabilities with respect to any Adient Group Employees or Former Adient Group Employees; and

(iv)                              any and all Liabilities expressly assumed or retained by any member of the Adient Group pursuant to this Agreement.

(b)                                 Acceptance and Assumption of Johnson Controls Liabilities.  Except as otherwise specifically provided herein, as of the Effective Time, Johnson Controls and certain members of the Johnson Controls Group designated by Johnson Controls accept, assume, and agree to faithfully perform, discharge, and fulfill all of the following Liabilities held by Adient or any Adient Designee and Johnson Controls and the applicable members of the Johnson Controls Group shall be responsible for such Liabilities in accordance with their respective terms (each of which shall be considered a Johnson Controls Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Johnson Controls’ or Adient’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates against any member of the Johnson Controls Group or the Adient Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, or misrepresentation by any member of the Johnson Controls Group or the Adient Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates:

(i)                                     any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), equity compensation (as the same may be modified by this Agreement), commissions, bonuses, and any other employee compensation or benefits payable to or on behalf of any Johnson Controls Group Employees and Former Johnson Controls Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses, or other employee compensation or benefits are or may have been awarded or earned;

(ii)                                  any and all Liabilities whatsoever with respect to claims made by or with respect to any Johnson Controls Group Employees or Former Johnson Controls Group Employees in connection with any Benefit Plan not retained or assumed by any member of the Adient Group pursuant to this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement;

(iii)                               any and all other Liabilities with respect to any Johnson Controls Group Employees or Former Johnson Controls Group Employees; and

(iv)                              any and all Liabilities expressly assumed or retained by any member of the Johnson Controls Group pursuant to this Agreement.

(c)                                  Unaddressed Liabilities.  To the extent that this Agreement does not address particular Liabilities under any Benefit Plan and the Parties later determine that they should be allocated in connection with the Distribution, the Parties shall agree in good faith on the allocation, taking into account the handling of comparable Liabilities under this Agreement.

Section 2.02.                          Service Credit.  The Adient Benefit Plans shall, and Adient shall cause each member of the Adient Group to, recognize each Adient Group Employee’s and each Former Adient Group Employee’s full service with Johnson Controls or any of its Subsidiaries or predecessor entities at or before the Effective Time, to the same extent that such service was credited by Johnson Controls for similar purposes prior to the Effective Time as if such full service had been performed for a member of the Adient Group, for purposes of eligibility, vesting, and determination of level of benefits under any such Adient Benefit Plan; provided, however, that the foregoing service recognition shall not apply to the extent it would result in duplication of benefits for the same period of services.

Section 2.03.                          Benefit Plans.

(a)                                 Establishment of Plans.  Except as otherwise explicitly provided in this Agreement, before the Effective Time, Adient shall, or shall cause an applicable member of the Adient Group to, adopt Benefit Plans (and related trusts, if applicable), with terms that are in the aggregate comparable (or such other standard as is specified in this Agreement with respect to any particular Benefit Plan) to those of the corresponding Johnson Controls Benefit Plans; provided, however, that Adient may limit participation in any such Adient Benefit Plan to Adient Group

Employees and Former Adient Group Employees who participated in the corresponding Johnson Controls Benefit Plan immediately prior to the date of establishment of such plan.

(b)                                 No Duplication or Acceleration of Benefits.  Notwithstanding anything to the contrary in this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement, no participant in any Adient Benefit Plan shall receive service credit or benefits to the extent that receipt of such service credit or benefits would result in duplication of benefits provided to such participant by the corresponding Johnson Controls Benefit Plan or any other plan, program, or arrangement sponsored or maintained by a member of the Johnson Controls Group.  Furthermore, unless expressly provided for in this Agreement, in the Separation and Distribution Agreement, or in any other Ancillary Agreement, or required by applicable Law, no provision in this Agreement shall be construed to create any right to accelerate vesting or entitlements under any compensation or Benefit Plan, program, or arrangement sponsored or maintained by a member of the Johnson Controls Group or member of the Adient Group on the part of any Employee or Former Employee.

(c)                                  Transition Services.  The Parties acknowledge that the Johnson Controls Group or the Adient Group may provide administrative services for certain of the other Party’s compensation and benefit programs for a transitional period under the terms of the Transition Services Agreement.  The Parties agree to negotiate in good faith a business associate agreement (if required by HIPAA or other applicable health information privacy Laws) in connection with such Transition Services Agreement.

(d)                                 Beneficiaries.  References to Johnson Controls Group Employees, Former Johnson Controls Group Employees, Adient Group Employees, Former Adient Group Employees, and non-employee directors of either Johnson Controls or Adient (including Transferred Directors), shall, where the context clearly contemplates, be deemed to refer to their beneficiaries, dependents, survivors, and alternate payees, as applicable.

Section 2.04.                          Individual Agreements.

(a)                                 Assignment by Johnson Controls.  Except as otherwise set forth on Schedule 2.04 hereto, to the extent necessary, Johnson Controls shall assign, or cause an applicable member of the Johnson Controls Group to assign, to Adient or another member of the Adient Group, as designated by Adient, all Individual Agreements, with such assignment to be effective as of or prior to the Effective Time; provided, however, that to the extent that assignment of any such Individual Agreement is not permitted by the terms of such agreement or by applicable Law, effective as of or prior to the Effective Time, each member of the Adient Group shall be considered to be a successor to each member of the Johnson Controls Group for purposes of, and a third-party beneficiary with respect to, such Individual Agreement, such that each member of the Adient Group shall enjoy all of the rights and benefits under such agreement (including rights and benefits as a third-party beneficiary), with respect to the business operations of the Adient Group; and provided, further, that, on and after the Effective Time, Johnson Controls shall not be permitted to enforce any Individual Agreement (including any agreement containing noncompetition or nonsolicitation covenants) against an Adient Group Employee or Former Adient Group Employee for action taken in such individual’s capacity as an Adient Group Employee or Former Adient Group Employee.

(b)                                 Assumption by Adient.  Except as otherwise set forth on Schedule 2.04 hereto, effective as of or prior to the Effective Time, Adient shall assume and honor, or shall cause a member of the Adient Group to assume and honor, all Individual Agreements.

Section 2.05.                          Collective Bargaining.  Effective no later than immediately prior to the Effective Time, to the extent necessary, Adient shall cause the appropriate member of the Adient Group to (a) assume all collective bargaining, works council, or similar agreements (including any national, sector, or local collective bargaining agreement) that cover Adient Group Employees or Former Adient Group Employees and the Liabilities arising under any such agreements, and (b) join any industrial, employer, or similar association or federation if membership is required for the relevant collective bargaining agreement to continue to apply.

Section 2.06.                          Non-U.S. Regulatory Compliance.  Johnson Controls shall have the authority to adjust the treatment described in this Agreement with respect to Adient Group Employees or Former Adient Group Employees who are located outside of the United States in order to ensure compliance with the applicable laws or regulations of countries outside of the United States or to preserve the tax benefits provided under local tax law or regulation before the Distribution.

ARTICLE III
ASSIGNMENT OF EMPLOYEES

Section 3.01.                          Active Employees.

(a)                                 Assignment and Transfer of Employees.  Effective no later than immediately prior to the Effective Time and except as otherwise agreed by the Parties or as required by applicable Law, (i) the applicable member of the Johnson Controls Group or the Adient Group shall have taken such actions as are necessary to ensure that each Adient Group Employee is employed by a member of the Adient Group as of the Effective Time, and (ii) the applicable member of the Johnson Controls Group or the Adient Group shall have taken such actions as are necessary to ensure that each individual who is a Johnson Controls Group Employee is employed by a member of the Johnson Controls Group as of the Effective Time.  Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation, if any, as may be necessary to reflect such assignment and/or transfer.

(b)                                 At-Will Status.  Nothing in this Agreement shall create any obligation on the part of any member of the Johnson Controls Group or any member of the Adient Group to (i) continue the employment of any Employee or permit the return of any Employee from a leave of absence for any period after the date of this Agreement (except as required by applicable Law) or (ii) change the employment status of any Employee from “at-will,” to the extent that such Employee is an “at-will” employee under applicable Law.

(c)                                  Severance.  The Parties acknowledge and agree that the Distribution and the assignment, transfer, or continuation of the employment of Employees as contemplated by this Section 3.01 shall not be deemed an involuntary termination of employment entitling any Adient Group Employee or Johnson Controls Group Employee to severance payments or benefits, except as required by applicable Law or as otherwise agreed between the Parties.  Notwithstanding

Section 6.05 or anything to the contrary contained in any business transfer agreement entered into between a member of the Johnson Controls Group and a member of the Adient Group, Johnson Controls (or a member of the Johnson Controls Group designated by Johnson Controls) shall retain (or assume or reimburse to the extent necessary), and agrees to faithfully perform, discharge, and fulfill any Liabilities in respect of any severance payments or benefits that become payable pursuant to applicable Law to any Adient Group Employee as a result of the transfer of such Adient Group Employee to a member of the Adient Group as contemplated by Section 3.01(a).

(d)                                 No Change of Control or Change in Control.  The Parties acknowledge and agree that neither the consummation of the Distribution nor any transaction contemplated by this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement shall be deemed a “change of control,” “change in control,” or term of similar import for purposes of any Benefit Plan sponsored or maintained by any member of the Johnson Controls Group or member of the Adient Group, except as required by applicable Law.

(e)                                  U.S. Payroll and Related Taxes.  With respect to any Adient Group Employee or group of Adient Group Employees located in the United States, the Parties shall, or shall cause their respective Subsidiaries to, (i) treat Adient (or the applicable member of the Adient Group) as a “successor employer” and Johnson Controls (or the applicable member of the Johnson Controls Group) as a “predecessor,” within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, for purposes of taxes imposed under the United States Federal Insurance Contributions Act, as amended (“FICA”), or the United States Federal Unemployment Tax Act, as amended (“FUTA”), (ii) cooperate with each other to avoid, to the extent possible, the restart of FICA and FUTA upon or following the Effective Time with respect to each such Adient Group Employee for the tax year during which the Effective Time occurs, and (iii) use commercially reasonable efforts to implement the alternate procedure described in Section 5 of Revenue Procedure 2004-53; provided, however, that, to the extent that Adient (or the applicable member of the Adient Group) cannot be treated as a “successor employer” to Johnson Controls (or the applicable member of the Johnson Controls Group) within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code with respect to any Adient Group Employee or group of Adient Group Employees, (A) with respect to the portion of the tax year commencing on January 1, 2016 and ending on the Distribution Date, Johnson Controls shall (x) be responsible for all payroll obligations, tax withholding, and reporting obligations for such Adient Group Employees and (y) furnish a Form W-2 or similar earnings statement to all such Adient Group Employees for such period, and (B) with respect to the remaining portion of such tax year, Adient shall (x) be responsible for all payroll obligations, tax withholding, and reporting obligations regarding such Adient Group Employees and (y) furnish a Form W-2 or similar earnings statement to all such Adient Group Employees.

Section 3.02.                          No-Hire and Nonsolicitation.

(a)                                 No-Hire.  Each Party agrees that, for a period of 24 months following the Distribution Date (the “Restricted Period”), such Party shall not, and shall cause its Subsidiaries and Affiliates not to, without the prior written consent of the Chief Human Resources Officer of the other Party, directly or indirectly hire as an employee or an independent contractor any individual who is a Johnson Controls Group Employee at Grade 180 (or any equivalent level established following the Separation) or above, in the case of Adient, or an Adient Group

Employee at Grade 180 (or any equivalent level established following the Separation) or above, in the case of Johnson Controls.

(b)                                 Nonsolicitation.  Each Party agrees that, during the Restricted Period, such Party shall not, and shall cause its Subsidiaries and Affiliates not to, without prior written consent of the Chief Human Resources Officer of the other Party, either directly or indirectly and whether on its own behalf or in service or on behalf of others, solicit, aid, induce, or encourage any individual who is a Johnson Controls Group Employee at Grade 180 (or any equivalent level established following the Separation) or above, in the case of Adient, or an Adient Group Employee at Grade 180 (or any equivalent level established following the Separation) or above, in the case of Johnson Controls, to leave his or her employment.

(c)                                  Limited Exceptions.  Notwithstanding Section 3.02(a) and Section 3.02(b), this Section 3.02 shall not prohibit (i) generalized solicitations that are not directed to specific Persons or Employees of the other Party, (ii) the solicitation and hiring of a Person whose employment was involuntarily terminated by the other Party, or (iii) the solicitation and hiring of a Person after receipt by the soliciting Party (in advance of any solicitation or, in the case of a response to a general solicitation as permitted under clause (i) above, in advance of any subsequent solicitation in connection with the recruiting process) of the express written consent of the Party that employs the Person who is to be solicited and/or hired.  Except as provided in clause (ii) above with respect to involuntary terminations, without regard to the use of the term “Employee” or “employs,” the restrictions under this Section 3.02 shall be applicable to (A) any Johnson Controls Group Employee whose employment terminates after the Effective Time, and (B) any Adient Group Employee whose employment terminates after the Effective Time, in each case, until the date that is six months after such Employee’s last date of employment with Johnson Controls or Adient, as applicable.  The restrictions under this Section 3.02 shall not apply to any Former Johnson Controls Group Employee or Former Adient Group Employee whose most recent employment with Johnson Controls and its Subsidiaries was terminated prior to the Effective Time.

ARTICLE IV
EQUITY, CASH, AND EXECUTIVE COMPENSATION

Section 4.01.                          Generally.  Each Johnson Controls Award granted that is outstanding as of immediately prior to the Effective Time shall be adjusted as described below; provided, however, that, effective immediately prior to the Effective Time, the Johnson Controls Compensation Committee may provide for different adjustments with respect to some or all Johnson Controls Awards to the extent that the Johnson Controls Compensation Committee deems such adjustments necessary and appropriate.  Any adjustments made by the Johnson Controls Compensation Committee pursuant to the foregoing sentence shall be deemed incorporated by reference herein as if fully set forth below and shall be binding on the Parties and their respective Affiliates.  Before the Effective Time, the Adient Equity Plan shall be established, with such terms as are necessary to permit the implementation of the provisions of Section 4.02.

Section 4.02.                          Equity Awards.

(a)                                 Stock Options.  Each Johnson Controls Option that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either or both an Adjusted Johnson Controls Option and an Adient Option as described below:

(i)                                     Stock Options Held by Johnson Controls Group Employees and Former Employees.  Each Johnson Controls Option that is outstanding immediately prior to the Effective Time and that is held by a Johnson Controls Group Employee or a Former Employee shall be converted as of the Effective Time into an Adjusted Johnson Controls Option, and shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Johnson Controls Option immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(a)(i) and Section 4.02(d)); provided, however, that from and after the Effective Time:

(A)                               the number of Johnson Controls Shares subject to such Adjusted Johnson Controls Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Option immediately prior to the Effective Time multiplied by (2) the Johnson Controls Ratio; and

(B)                               the per share exercise price of such Adjusted Johnson Controls Option, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Option immediately prior to the Effective Time divided by (2) the Johnson Controls Ratio.

Notwithstanding anything to the contrary in this Section 4.02(a)(i), the exercise price, the number of Johnson Controls Shares subject to each Adjusted Johnson Controls Option, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.  In addition, in the case of any Johnson Controls Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of immediately prior to the Effective Time, the exercise price, the number of Johnson Controls Shares subject to such option, and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.

(ii)                                  Stock Options Held by Adient Group Employees.  Each Johnson Controls Option that is outstanding immediately prior to the Effective Time and that is held by an Adient Group Employee shall be converted as of the Effective Time into both an Adjusted Johnson Controls Option and an Adient Option, and each such Adjusted Johnson Controls Option and Adient Option shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Johnson Controls Option immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(a)(ii) and Section 4.02(d)); provided, however, that from and after the Effective Time:

(A)                               the number of Johnson Controls Shares subject to such Adjusted Johnson Controls Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Option immediately prior to the Effective Time multiplied by (2) the Value Factor;

(B)                               the number of Adient Shares subject to such Adient Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Option immediately prior to the Effective Time multiplied by (2) the Distribution Ratio multiplied by (3) the Value Factor;

(C)                               the per share exercise price of such Adjusted Johnson Controls Option, rounded up to the nearest cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Option immediately prior to the Effective Time divided by (2) the Johnson Controls Ratio; and

(D)                               the per share exercise price of such Adient Option, rounded up to the nearest cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Option immediately prior to the Effective Time divided by (2) the Adient Ratio.

Notwithstanding anything to the contrary in this Section 4.02(a)(ii), the exercise price, the number of Johnson Controls Shares and Adient Shares subject to each Adjusted Johnson Controls Option and Adient Option, respectively, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.  In addition, in the case of any Johnson Controls Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of immediately prior to the Effective Time, the exercise price, the number of Johnson Controls Shares and Adient Shares subject to such option, and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.

(b)                                 Stock Appreciation Rights.  Each Johnson Controls Stock Appreciation Right that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either or both an Adjusted Johnson Controls Stock Appreciation Right and an Adient Stock Appreciation Right as described below:

(i)                                     Stock Appreciation Rights Held by Johnson Controls Group Employees and Former Employees.  Each Johnson Controls Stock Appreciation Right that is outstanding immediately prior to the Effective Time and that is held by a Johnson Controls Group Employee or a Former Employee shall be converted as of the Effective Time into an Adjusted Johnson Controls Stock Appreciation Right, and shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Johnson Controls Stock Appreciation Right immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(b)(i) and Section 4.02(d)); provided, however, that from and after the Effective Time:

(A)                               the number of Johnson Controls Shares subject to such Adjusted Johnson Controls Stock Appreciation Right, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time multiplied by (2) the Johnson Controls Ratio; and

(B)                               the per share exercise price of such Adjusted Johnson Controls Stock Appreciation Right, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time divided by (2) the Johnson Controls Ratio.

Notwithstanding anything to the contrary in this Section 4.02(b)(i), the exercise price, the number of Johnson Controls Shares subject to each Adjusted Johnson Controls Stock Appreciation Right, and the terms and conditions of exercise of such stock appreciation rights shall be determined in a manner consistent with the requirements of Section 409A of the Code.

(ii)                                  Stock Appreciation Rights Held by Adient Group Employees.  Each Johnson Controls Stock Appreciation Right that is outstanding immediately prior to the Effective Time and that is held by an Adient Group Employee shall be converted as of the Effective Time into both an Adjusted Johnson Controls Stock Appreciation Right and an Adient Stock Appreciation Right, and each such Adjusted Johnson Controls Stock Appreciation Right and Adient Stock Appreciation Right shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Johnson Controls Stock Appreciation Right immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(b)(ii) and Section 4.02(d)); provided, however, that from and after the Effective Time:

(A)                               the number of Johnson Controls Shares subject to such Adjusted Johnson Controls Stock Appreciation Right, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time multiplied by (2) the Value Factor;

(B)                               the number of Adient Shares subject to such Adient Stock Appreciation Right, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time multiplied by (2) the Distribution Ratio multiplied by (3) the Value Factor;

(C)                               the per share exercise price of such Adjusted Johnson Controls Stock Appreciation Right, rounded up to the nearest cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time divided by (2) the Johnson Controls Ratio; and

(D)                               the per share exercise price of such Adient Stock Appreciation Right, rounded up to the nearest cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Johnson Controls Stock Appreciation Right immediately prior to the Effective Time divided by (2) the Adient Ratio.

Notwithstanding anything to the contrary in this Section 4.02(b)(ii), the exercise price, the number of Johnson Controls Shares and Adient Shares subject to each Adjusted Johnson Controls Stock Appreciation Right and Adient Stock Appreciation Right, respectively, and the terms and conditions of exercise of such stock appreciation rights shall be determined in a manner consistent with the requirements of Section 409A of the Code.

(c)                                  Restricted Stock Unit Awards.  Each Johnson Controls Restricted Stock Unit Award that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either or both an Adjusted Johnson Controls Restricted Stock Unit Award and an Adient Restricted Stock Unit Award as described below:

(i)                                     Restricted Stock Unit Awards Held by Johnson Controls Group Employees and Former Employees.  Each Johnson Controls Restricted Stock Unit Award that is outstanding immediately prior to the Effective Time and that is held by a Johnson Controls Group Employee or a Former Employee shall be converted as of the Effective Time into an Adjusted Johnson Controls Restricted Stock Unit Award, and shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Johnson Controls Restricted Stock Unit Award immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(c)(i) and Section 4.02(d)); provided, however, that from and after the Effective Time the number of shares subject to such Adjusted Johnson Controls Restricted Stock Unit Award shall be equal to the product of (A) the number of Johnson Controls Shares subject to the corresponding Johnson Controls Restricted Stock Unit Award immediately prior to the Effective Time multiplied by (B) the Johnson Controls Ratio, rounded to the nearest whole share.

(ii)                                  Restricted Stock Unit Awards Held by Adient Group Employees.  Each Johnson Controls Restricted Stock Unit Award that is outstanding immediately prior to the Effective Time and that is held by an Adient Group Employee shall be converted as of the Effective Time into both an Adjusted Johnson Controls Restricted Stock Unit Award and an Adient Restricted Stock Unit Award, and each such Adjusted Johnson Controls Restricted Stock Unit Award and Adient Restricted Stock Unit Award shall be subject to the same terms and conditions after the Effective Time as were applicable to such Johnson Controls Restricted Stock Unit Award prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(c)(ii) and Section 4.02(d)); provided, however, that:

(A)                               payment, if any, shall be made in Johnson Controls Shares (with respect to Adjusted Johnson Controls Restricted Stock Unit Awards) and Adient Shares (with respect to Adient Restricted Stock Unit Awards) with respect to any such Johnson Controls Restricted Stock Unit Award that is stock settled;

(B)                               the number of shares subject to such Adjusted Johnson Controls Restricted Stock Unit Award shall be equal to the number of Johnson Controls Shares subject to the corresponding Johnson Controls Restricted Stock Unit Award immediately prior to the Effective Time; and

(C)                               the number of shares subject to such Adient Restricted Stock Unit Award shall be equal to the product of (A) the number of Johnson Controls Shares subject to the Johnson Controls Restricted Stock Unit Award immediately prior to the Effective Time multiplied by (B) the Distribution Ratio, rounded down to the nearest whole share.

(d)                                 Miscellaneous Award Terms.  With respect to Adjusted Johnson Controls Awards held by Adient Group Employees, employment with the Adient Group shall be treated as employment with Johnson Controls.  In addition, none of the Separation, the Distribution, or any employment transfer described in Section 3.01 shall constitute a termination of employment for any Employee for purposes of any Adjusted Johnson Controls Award or any Adient Award.  After the Effective Time, for any award adjusted under this Section 4.02, any reference to a “change in control,” “change of control,” or similar definition in an award agreement, employment agreement, or Johnson Controls Equity Plan applicable to such award (A) with respect to Adjusted Johnson Controls Awards, shall be deemed to refer to a “change in control,” “change of control,” or similar definition as set forth in the applicable Johnson Controls Equity Plan (and shall, if held by an Adient Group Employee, additionally be deemed to refer to a “Change in Control” as defined in the Adient Equity Plan), and (B) with respect to Adient Awards, shall be deemed to refer to a “Change in Control” as defined in the Adient Equity Plan.

(e)                                  Settlement; Tax Reporting; and Withholding.

(i)                                     Except as otherwise provided in this Section 4.02(e), after the Effective Time, (A) stock-settled Adjusted Johnson Controls Awards, regardless of by whom held, shall be settled by Johnson Controls, and stock-settled Adient Awards, regardless of by whom held, shall be settled by Adient, and (B) cash-settled Adjusted Johnson Controls Awards held by Johnson Controls Group Employees and Former Employees shall be settled by Johnson Controls, and cash-settled Adjusted Johnson Controls Awards and cash-settled Adient Awards held by Adient Group Employees shall be settled by Adient.

(ii)                                  Upon the vesting or settlement of any cash-settled Adjusted Johnson Controls Awards held by Adient Group Employees and any Adient Awards, Adient shall be solely responsible for ensuring the satisfaction of all applicable tax withholding requirements on behalf of each Adient Group Employee.  Upon the vesting or settlement of any cash-settled Adjusted Johnson Controls Awards held by Johnson Controls Group Employees and Former Employees and any stock-settled Adjusted Johnson Controls Awards (regardless of by whom held), Johnson Controls shall be solely responsible for ensuring the satisfaction of all applicable tax withholding requirements on behalf of each Johnson Controls Group Employee or Former Employee and for ensuring the collection and remittance in cash of employee withholding taxes to the Adient Group with respect to each Adient Group Employee (with Adient Group being responsible for remittance of the applicable employee taxes and payment and remittance of the applicable employer taxes relating to Adient Group Employees to the applicable Governmental Authority).  Following the

Effective Time, Johnson Controls shall be responsible for all income tax reporting in respect of Adjusted Johnson Controls Awards held by Johnson Controls Group Employees and Former Employees, and Adient shall be responsible for all income tax reporting in respect of Adjusted Johnson Controls Awards and Adient Awards held by Adient Group Employees.

(iii)                               Adient shall be responsible for the settlement of cash dividend equivalents on any Adjusted Johnson Controls Awards or Adient Awards held by an Adient Group Employee.  Prior to the date any such settlement is due, Johnson Controls shall pay Adient in cash amounts required to settle (A) any dividend equivalents with respect to any stock-settled Adjusted Johnson Controls Awards held by Adient Group Employees and (B) any dividend equivalents accrued prior to the Effective Time with respect to any stock-settled Adient Awards held by Adient Group Employees.  Johnson Controls shall be responsible for the settlement of cash dividend equivalents on any Adjusted Johnson Controls Awards held by a Johnson Controls Group Employee or Former Employee.

(iv)                              Following the Effective Time, if any stock-settled Adjusted Johnson Controls Award held by an Adient Group Employee shall fail to become vested, such Adjusted Johnson Controls Award shall be forfeited to Johnson Controls.

(f)                                   Cooperation.  Each of the Parties shall establish an appropriate administration system to administer, in an orderly manner, (i) exercises of vested Adjusted Johnson Controls Options, Adient Options, Adjusted Johnson Controls Stock Appreciation Rights, and Adient Stock Appreciation Rights, (ii) the vesting and forfeiture of unvested Adjusted Johnson Controls Awards and Adient Awards, and (iii) the withholding and reporting requirements with respect to all awards.  Each of the Parties shall work together to unify and consolidate all indicative data and payroll and employment information on regular timetables and make certain that each applicable Person’s data and records in respect of such awards are correct and updated on a timely basis.  The foregoing shall include employment status and information required for vesting and forfeiture of awards and tax withholding/remittance, compliance with trading windows, and compliance with the requirements of the Exchange Act and other applicable Laws.  Without limiting the foregoing provisions of this Section 4.02(f), each Party agrees that, without the written consent of the other Party, such Party shall, during the three-year period commencing on the Distribution Date, continue to engage the Stock Plan Administrator as its third-party administrator for Johnson Controls Awards, in the case of Johnson Controls, and Adient Awards, in the case of Adient.

(g)                                  Registration and Other Regulatory Requirements.  Adient agrees to file Forms S-1, S-3, and S-8 registration statements with respect to, and to cause to be registered pursuant to the Securities Act, the Adient Shares authorized for issuance under the Adient Equity Plan, as required pursuant to the Securities Act, before the date of issuance of any Adient Shares pursuant to the Adient Equity Plan.  Johnson Controls agrees to facilitate the adoption and approval of the Adient Equity Plan consistent with the requirements of Treasury Regulations Section 1.162-27(f)(4)(iii).

(h)                                 Equity Awards in Certain Non-U.S. Jurisdictions.  Notwithstanding the foregoing provisions of this Section 4.02, the Parties may mutually agree, in their sole discretion, not to adjust certain outstanding Johnson Controls Awards pursuant to the foregoing provisions of this Section 4.02 where those actions would create or trigger adverse legal, accounting, or tax consequences for Johnson Controls, Adient, and/or the affected non-U.S. award holder.  In such circumstances, Johnson Controls and/or Adient may take any action necessary or advisable to prevent any such adverse legal, accounting, or tax consequences, including agreeing that the outstanding Johnson Controls Awards of the affected non-U.S. award holders shall terminate in accordance with the terms of the Johnson Controls Equity Plan and the underlying award agreements, in which case Adient or Johnson Controls, as applicable, shall equitably compensate the affected non-U.S. award holders in an alternate manner determined by Adient or Johnson Controls, as applicable, in its sole discretion, or apply an alternate adjustment method.  Where and to the extent required by applicable Law or tax considerations outside the United States, the adjustments described in this Section 4.02 shall be deemed to have been effectuated immediately prior to the Distribution Date.

Section 4.03.                          Short-Term Incentive Plans.

(a)                                 Establishment of Adient Short-Term Incentive Plans.  Before the Effective Time, Adient shall, or shall cause another member of the Adient Group to, establish the Adient Short-Term Incentive Plans.  The Adient Short-Term Incentive Plans shall govern incentives to be paid for periods commencing after the 2016 fiscal year of Johnson Controls.  In no event shall any Adient Group Employee or Former Adient Group Employee be entitled to any payments under the Johnson Controls Short-Term Incentive Plans for any period after the 2016 fiscal year of Johnson Controls.

(b)                                 Fiscal Year 2016 Annual Bonus.  Effective as of the Effective Time, the Liability in respect of bonus awards allocable to Adient Group Employees and Former Adient Group Employees under the Johnson Controls Short-Term Incentive Plans in respect of the 2016 fiscal year shall be assumed by the Adient Group based on the accrual for such Employees as of immediately prior to the Effective Time.  Upon the determination of the actual amount of the bonuses for the Adient Group Employees and Former Adient Group Employees by Johnson Controls following the Effective Time, Adient shall pay the amounts awarded to the Adient Group Employees and Former Adient Group Employees.

(c)                                  Allocation of Liabilities.  Except as otherwise provided in this Agreement, (i) the Johnson Controls Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual incentive bonus awards under any Johnson Controls Short-Term Incentive Plan with respect to payments earned before, as of, or after the Effective Time to Johnson Controls Group Employees or Former Johnson Controls Group Employees, and no member of the Adient Group shall have any obligations with respect thereto; and (ii) the Adient Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual incentive bonus awards under any Adient Short-Term Incentive Plan with respect to payments made after the Effective Time to Adient Group Employees or Former Adient Group Employees, and no member of the Johnson Controls Group shall have any obligations with respect thereto.

Section 4.04.                          Long-Term Incentive Awards.

(a)                                 Long-Term Incentive Awards Held by Johnson Controls Group Employees and Former Johnson Controls Group Employees.  Each Johnson Controls Long-Term Incentive Award that is outstanding immediately prior to the Effective Time and that is held by a Johnson Controls Group Employee or a Former Johnson Controls Group Employee shall be retained by Johnson Controls, and each such award shall be subject to the same terms and conditions after the Effective Time as were applicable to such Johnson Controls Long-Term Incentive Award prior to the Effective Time.

(b)                                 Long-Term Incentive Awards Held by Adient Group Employees and Former Adient Group Employees.  Each Johnson Controls Long-Term Incentive Award that is outstanding immediately prior to the Effective Time and that is held by an Adient Group Employee or a Former Adient Group Employee shall be converted as of the Effective Time into an Adient Long-Term Incentive Award, and each such award shall be subject to the same terms and conditions after the Effective Time as were applicable to such Johnson Controls Long-Term Incentive Award prior to the Effective Time.

(c)                                  Allocation of Liabilities.  Except as otherwise provided in this Agreement, (i) the Johnson Controls Group shall be solely responsible for funding, paying, and discharging all obligations relating to any Johnson Controls Long-Term Incentive Awards, and no member of the Adient Group shall have any obligations with respect thereto; and (ii) the Adient Group shall be solely responsible for funding, paying, and discharging all obligations relating to any Adient Long-Term Incentive Awards, and no member of the Johnson Controls Group shall have any obligations with respect thereto.  Without limiting the foregoing, as of the Effective Time, Adient will assume the accrual with respect to any Adient Long-Term Incentive Awards.

Section 4.05.                          Director Compensation.

(a)                                 Establishment of Adient Compensation Program for Non-Employee Directors and the Adient Director Plan.  Before the Effective Time, Adient shall establish the Adient compensation program for non-employee directors and the Adient Director Plan.

(b)                                 Allocation of Directors’ Compensation.  Johnson Controls shall be responsible for the payment of any fees for service on the Johnson Controls Board that are earned at, before, or after the Effective Time, and Adient shall not have any responsibility for any such payments.  With respect to any Adient non-employee director, Adient shall be responsible for the payment of any fees for service on the Adient Board that are earned at any time after the Effective Time and Johnson Controls shall not have any responsibility for any such payments.  Notwithstanding the foregoing, Adient shall commence paying quarterly cash retainers to Adient non-employee directors in respect of the quarter in which the Effective Time occurs; provided that (i) if Johnson Controls has already paid such quarter’s cash retainers to Johnson Controls non-employee directors prior to the Effective Time, then within 30 days after the end of the fiscal quarter in which the Distribution Date occurs, Adient shall pay Johnson Controls an amount equal to the portion of such payment that is attributable to Transferred Directors’ service to Adient after the Distribution Date, and (ii) if Johnson Controls has not yet paid such quarter’s cash retainers to Johnson Controls non-employee directors prior to the Effective Time, then within 30 days after the end of the fiscal quarter in which the Distribution Date occurs, Johnson Controls shall pay Adient an amount equal to the portion of such payment that is attributable to Transferred Directors’ service to Johnson Controls on and prior to the Distribution Date.

ARTICLE V
U.S. RETIREMENT PLANS

Section 5.01.                          Johnson Controls U.S. Pension Plans.

(a)                                 Retention of Plan.  As of the Effective Time, the Johnson Controls Group shall retain (or assume to the extent necessary) sponsorship of each Johnson Controls U.S. Pension Plan, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be Assets and Liabilities of the Johnson Controls Group.

(b)                                 Eligibility of Adient Employees.  Prior to the Effective Time, Johnson Controls shall take such actions as are necessary (including amending each Johnson Controls U.S. Pension Plan) to provide that, for purposes of vesting and eligibility for the early retirement subsidy under each Johnson Controls U.S. Pension Plan, the service (which includes any increase in age) of any Adient Group Employee that is a participant in such Johnson Controls U.S. Pension Plan as of immediately prior to the Effective Time with the Adient Group on or after the Effective Time shall be credited under such Johnson Controls U.S. Pension Plan until the earlier of such Adient Group Employee’s termination of employment from the Adient Group or annuity starting date under the Johnson Controls U.S. Pension Plan.

(c)                                  Plan Fiduciaries.  For all periods after the Effective Time, the Parties agree that the applicable fiduciaries of each Johnson Controls U.S. Pension Plan shall have the authority with respect to such Johnson Controls U.S. Pension Plan to determine the plan investments and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

Section 5.02.                          Adient U.S. Pension Plans.  As of the Effective Time, the Adient Group shall retain (or assume to the extent necessary) sponsorship of the Adient U.S. Pension Plans, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Adient Group.  No later than the Effective Time, the Adient Group shall have established a master pension trust that is intended to be exempt under Section 501(a) of the Code for purposes of holding the assets of the Adient U.S. Pension Plans, and Johnson Controls shall have caused the Johnson Controls, Inc. Master Pension Trust to transfer the assets and liabilities of such plans (in cash or in kind as the parties agree) to such newly established trust.

Section 5.03.                          Adient U.S. Savings Plan.

(a)                                 Establishment of Adient U.S. Savings Plan.  Before the Effective Time, Adient shall establish the Adient U.S. Savings Plan, and the Adient U.S. Savings Plan Trust.  Before the Effective Time, Adient shall provide Johnson Controls with (i) a copy of the Adient U.S. Savings Plan and Adient U.S. Savings Plan Trust; (ii) a copy of certified resolutions of the Adient Board (or its authorized committee or other delegate) evidencing adoption of the Adient U.S. Savings Plan and the Adient U.S. Savings Plan Trust and the assumption by the Adient U.S. Savings Plan of the Liabilities described in Section 5.03(b); and (iii) an opinion of counsel, which counsel and opinion are reasonably satisfactory to Johnson Controls, with respect to the qualified status of the Adient U.S. Savings Plan under Section 401(a) of the Code and the tax-exempt status of the Adient U.S. Savings Plan Trust under Section 501(a) of the Code.

(b)                                 Transfer of Account Balances.  No later than the Effective Time, Johnson Controls shall cause the trustee of the Johnson Controls U.S. Savings Plan to transfer from Johnson Controls U.S. Savings Plan Trust to the Adient U.S. Savings Plan Trust the account balances of the Adient Group Employees under the Johnson Controls U.S. Savings Plan, determined as of the date of the transfer.  Such transfers shall be made in kind, including promissory notes evidencing the transfer of outstanding loans, and, with respect to unitized investments in the stock fund for Johnson Controls Shares (the “Johnson Controls Share Fund”), Johnson Controls Shares.  Any Asset and Liability transfers pursuant to this Section 5.03(b) shall comply in all respects with Sections 414(l) and 411(d)(6) of the Code.

(c)                                  Employer Contributions.  Effective as of the establishment of the Adient U.S. Savings Plan, Adient shall assume all Liabilities with respect to any matching contributions and retirement income contributions to be made to the Adient U.S. Savings Plan in respect of the 2016 calendar year, and the Johnson Controls Group shall be relieved of all such Liabilities.  Adient shall be responsible for making any such matching contributions and retirement income contributions to the Adient U.S. Savings Plan following the end of the 2016 calendar year.

(d)                                 Adient Share Fund in Adient U.S. Savings Plan.  The Adient U.S. Savings Plan will provide, effective as of the Effective Time:  (i) for the establishment of a share fund for Adient Shares (the “Adient Share Fund”); (ii) that such Adient Share Fund shall receive a transfer of and hold all Adient Shares distributed in connection with the Distribution in respect of Johnson Controls Shares held in the Adient U.S. Savings Plan accounts; and (iii) that, following the Effective Time, contributions made by or on behalf of such participants shall be allocated to the Adient Share Fund, if so directed in accordance with the terms of the Adient U.S. Savings Plan.

(e)                                  Johnson Controls Share Fund in Adient U.S. Savings Plan.  Participants in the Adient U.S. Savings Plan shall be prohibited from increasing their holdings in the Johnson Controls Share Fund under the Adient U.S. Savings Plan and may elect to liquidate their holdings in the Johnson Controls Share Fund and invest those monies in any other investment fund offered under the Adient U.S. Savings Plan, all in accordance with the terms of the Adient U.S. Savings Plan.

(f)                                   Adient Share Fund in Johnson Controls U.S. Savings Plan.  Adient Shares distributed in connection with the Distribution in respect of Johnson Controls Shares held in Johnson Controls U.S. Savings Plan accounts of Johnson Controls Group Employees or Former Employees who participate in the Johnson Controls U.S. Savings Plan shall be deposited in an Adient Share Fund under the Johnson Controls U.S. Savings Plan, and such participants in the Johnson Controls U.S. Savings Plan shall be prohibited from increasing their holdings in such Adient Share Fund under the Johnson Controls U.S. Savings Plan and may elect to liquidate their holdings in such Adient Share Fund and invest those monies in any other investment fund offered under the Johnson Controls U.S. Savings Plan, all in accordance with the terms of the Johnson Controls U.S. Savings Plan.

(g)                                  Adient U.S. Savings Plan Provisions.  The Adient U.S. Savings Plan shall provide that:

(i)                                     Adient Group Employees shall (A) be eligible to participate in the Adient U.S. Savings Plan as of the Effective Time (or, if earlier, the date on which the Adient U.S. Savings Plan is established) to the extent that they were eligible to participate in the Johnson Controls U.S. Savings Plan as of immediately prior to the Effective Time (or, if earlier, the date on which the Adient U.S. Savings Plan is established), and (B) receive credit for all service credited for that purpose under the Johnson Controls U.S. Savings Plan as of immediately prior to the Distribution as if that service had been rendered to Adient; and

(ii)                                  the account balance of each Adient Group Employee under the Johnson Controls U.S. Savings Plan as of the date of the transfer of Assets from the Johnson Controls U.S. Savings Plan (including any outstanding promissory notes) shall be credited to such individual’s account balance under the Adient U.S. Savings Plan.

(h)                                 Determination Letter Request.  If permitted by the IRS, Adient shall submit an application to the IRS as soon as practicable after the Effective Time (but no later than the last day of the applicable remedial amendment period as defined in applicable Code provisions) requesting a determination letter regarding the qualified status of the Adient U.S. Savings Plan under Sections 401(a) and 401(k) of the Code and the tax-exempt status of its related trust under Section 501(a) of the Code and shall make any amendments reasonably requested by the IRS to receive such a favorable determination letter.

(i)                                     Johnson Controls U.S. Savings Plan After Effective Time.  From and after the Effective Time, (i) the Johnson Controls U.S. Savings Plan shall continue to be responsible for Liabilities in respect of Johnson Controls Group Employees and Former Employees with accounts under such plans, and (ii) no Adient Group Employees shall accrue any benefits under the Johnson Controls U.S. Savings Plan.  Without limiting the generality of the foregoing, Adient Group Employees shall cease to be participants in the Johnson Controls U.S. Savings Plan effective as of the Effective Time (or, if earlier, the date on which the Adient U.S. Savings Plan is established).

(j)                                    Plan Fiduciaries.  For all periods after the Effective Time, the Parties agree that the applicable fiduciaries of each of the Johnson Controls U.S. Savings Plan and the Adient U.S. Savings Plan, respectively, shall have the authority with respect to the Johnson Controls U.S. Savings Plan and the Adient U.S. Savings Plan, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives, and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

(k)                                 No Loss of Unvested Benefits; No Distributions.  The transfer of any Adient Group Employee’s employment to the Adient Group shall not result in loss of that Adient Group Employee’s unvested benefits (if any) under the Johnson Controls U.S. Savings Plan, which benefit Liability will be assumed under the Adient U.S. Savings Plan as provided herein.  No Adient Group Employee shall be entitled to a distribution of his or her benefit under the Johnson Controls U.S. Savings Plan or Adient U.S. Savings Plan as a result of such transfer of employment.

Section 5.04.                          AE Savings Plan.

(a)                                 Retention of Plan.  As of the Effective Time, the Adient Group shall retain (or assume to the extent necessary) sponsorship of the AE Savings Plan, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Adient Group.  No later than the Effective Time, the Adient Group shall have established a trust (which may include the Adient U.S. Savings Plan Trust) that is intended to be exempt under Section 501(a) of the Code for purposes of holding the assets of the AE Savings Plan, and Johnson Controls shall cause the trustee of the Johnson Controls U.S. Savings Plan Trust to transfer the account balances of the participants under the AE Savings Plan, determined as of the date of the transfer, to such newly established trust.

(b)                                 Employer Contribution.  Effective as of the Effective Time, Adient shall assume all Liabilities with respect to any matching contributions and retirement income contributions to be made to the AE Savings Plan in respect of the 2016 calendar year, and the Johnson Controls Group shall be relieved of all such Liabilities.  Adient shall be responsible for making any such matching contributions and retirement income contributions to the AE Savings Plan following the end of the 2016 calendar year.

(c)                                  Adient Share Fund in AE Savings Plan.  The AE Savings Plan will provide, effective as of the Effective Time:  (i) for the establishment of an Adient Share Fund; (ii) that such Adient Share Fund shall receive a transfer of and hold all Adient Shares distributed in connection with the Distribution in respect of Johnson Controls Shares held in the AE Savings Plan accounts; and (iii) that, following the Effective Time, contributions made by or on behalf of such participants shall be allocated to the Adient Share Fund, if so directed in accordance with the terms of the AE Savings Plan.

(d)                                 Johnson Controls Share Fund in AE Savings Plan.  Participants in the AE Savings Plan shall be prohibited from increasing their holdings in the Johnson Controls Share Fund under the AE Savings Plan and may elect to liquidate their holdings in the Johnson Controls Share Fund and invest those monies in any other investment fund offered under the AE Savings Plan, all in accordance with the terms of the AE Savings Plan, as applicable.

Section 5.05.                          Pension Plan Supplemental Benefits under the Johnson Controls Retirement Restoration Plan.  As of the Effective Time, the Johnson Controls Group shall retain sponsorship of the Johnson Controls Retirement Restoration Plan, and, except as otherwise provided in Section 5.06, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Johnson Controls Group.

Section 5.06.                          Savings Supplemental Accounts under the Adient Retirement Restoration Plan.

(a)                                 Establishment of the Adient Retirement Restoration Plan.  Before the Effective Time, Adient shall establish the Adient Retirement Restoration Plan.

(b)                                 Assumption of Liabilities from Johnson Controls.  As of the Effective Time, Adient shall, and shall cause the Adient Retirement Restoration Plan to, assume all Liabilities under the Johnson Controls Retirement Restoration Plan with respect to the Savings Supplemental

Accounts (as defined in the Johnson Controls Retirement Restoration Plan) of Adient Group Employees that relate to deferrals following the closing of the Merger, determined as of immediately prior to the Effective Time, and the Johnson Controls Group and the Johnson Controls Retirement Restoration Plan shall be relieved of all Liabilities for those Savings Supplemental Accounts.  Johnson Controls shall retain all Liabilities under the Johnson Controls Retirement Restoration Plan for the Savings Supplemental Accounts of Johnson Controls Group Employees and Former Employees and for Liabilities under the Johnson Controls Retirement Restoration Plan for Savings Supplemental Accounts of Adient Group Employees that relate to deferrals prior to or as of the closing of the Merger.  From and after the Effective Time, Adient Group Employees shall cease to have Savings Supplemental Accounts in the Johnson Controls Retirement Restoration Plan.  The deferral elections in effect for the Adient Group Employees under the Johnson Controls Retirement Restoration Plan as of the Effective Time shall continue to apply under the Adient Retirement Restoration Plan immediately after the Effective Time without interruption through December 31, 2016.

Section 5.07.                          Adient Executive Deferred Compensation Plan.

(a)                                 Establishment of the Adient Executive Deferred Compensation Plan.  Before the Effective Time, Adient shall establish the Adient Executive Deferred Compensation Plan.

(b)                                 Assumption of Liabilities from Johnson Controls.  As of the Effective Time, Adient shall, and shall cause the Adient Executive Deferred Compensation Plan to, assume all Liabilities under the Johnson Controls Executive Deferred Compensation Plan of Adient Group Employees that relate to deferrals following the closing of the Merger, determined as of the Effective Time, and the Johnson Controls Group and the Johnson Controls Executive Deferred Compensation Plan shall be relieved of all such Liabilities.  Johnson Controls shall retain all Liabilities under the Johnson Controls Executive Deferred Compensation Plan for Johnson Controls Group Employees and Former Employees and all Liabilities under the Johnson Controls Executive Deferred Compensation Plan for Adient Group Employees that relate to deferrals prior to or as of the closing of the Merger.  From and after the Effective Time, Adient Group Employees shall cease to participate in the Johnson Controls Executive Deferred Compensation Plan.  The deferral elections in effect for the Adient Group Employees under the Johnson Controls Executive Deferred Compensation Plan as of the Effective Time shall continue to apply under the Adient Executive Deferred Compensation Plan immediately after the Effective Time without interruption through December 31, 2016.

Section 5.08.                          Johnson Controls Director Deferred Compensation Plan.  Johnson Controls shall retain all Liabilities under the Johnson Controls Director Deferred Compensation Plan.  From and after the Effective Time, Transferred Directors shall cease to participate in the Johnson Controls Director Deferred Compensation Plan.

Section 5.09.                          Nonqualified Plan Participation; Distributions.  The Parties acknowledge that none of the transactions contemplated by this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement will trigger a payment or distribution of compensation under any of the Johnson Controls Nonqualified Plans or Adient Nonqualified Plans for any participant and, consequently, that the payment or distribution of any compensation to which such participant is entitled under any of the Johnson Controls Nonqualified Plans or Adient Nonqualified Plans will occur upon such participant’s separation from service from the Adient Group or at such other time as provided in the applicable Adient Nonqualified Plan or participant’s deferral election.

Section 5.10.                          Joint Venture Retirement Plans.

(a)                                 Assumption of Plans.  Effective as of the Effective Time, Adient shall assume responsibility for plan administration of the retirement plans sponsored or maintained by certain joint ventures primarily related to the Adient Business as set forth in Schedule 5.10 hereto.

(b)                                 Adient Share Fund in Adient Joint Venture Savings Plans.  Prior to the Effective Time, each Adient Joint Venture Savings Plan shall be amended to provide, effective as of the Effective Time:  (i) for the establishment of an Adient Share Fund; (ii) that such Adient Share Fund shall receive a transfer of and hold all Adient Shares distributed in connection with the Distribution in respect of Johnson Controls Shares held in the Adient Joint Venture Savings Plan accounts; and (iii) that, following the Effective Time, contributions made by or on behalf of such participants shall be allocated to the Adient Share Fund, if so directed in accordance with the terms of the applicable Adient Joint Venture Savings Plan.

(c)                                  Johnson Controls Share Fund in Adient Joint Venture Savings Plans.  Participants in the Adient Joint Venture Savings Plans shall be prohibited from increasing their holdings in the Johnson Controls Share Fund under the Adient Joint Venture Savings Plans and may elect to liquidate their holdings in the Johnson Controls Share Fund and invest those monies in any other investment fund offered under the applicable Adient Joint Venture Savings Plan, all in accordance with the terms of the applicable Adient Joint Venture Savings Plan.

ARTICLE VI
GLOBAL AND U.S. WELFARE BENEFIT PLANS

Section 6.01.                          U.S. Welfare Plans.

(a)                                 Establishment of Adient U.S. Welfare Plans.  Before the Effective Time, Adient shall, or shall cause the applicable member of the Adient Group to, establish the Adient U.S. Welfare Plans.  Except as specifically provided herein, it is anticipated that Adient Group Employees who are U.S. Employees shall cease active participation in the Johnson Controls U.S. Welfare Plans as of the Effective Time (or, if earlier, the date on which the Adient U.S. Welfare Plans are established) and commence such participation in the Adient U.S. Welfare Plans on the Distribution Date (or, if earlier, the date on which the Adient U.S. Welfare Plans are established).

(b)                                 Waiver of Conditions; Benefit Maximums.  Adient shall use commercially reasonable efforts to cause the Adient U.S. Welfare Plans and any Welfare Plans that provide leave benefits, as applicable, to:

(i)                                     with respect to initial enrollment as of the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established), waive (A) all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to any Adient Group Employee or Former Adient Group

Employee who are U.S. Employees, or any covered dependents thereof, other than limitations that were in effect with respect to such Adient Group Employee, Former Adient Group Employee, or covered dependent under the applicable Johnson Controls U.S. Welfare Plan as of immediately prior to the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established), and (B) any waiting period limitation or evidence of insurability requirement applicable to such Adient Group Employee, Former Adient Group Employee, or any covered dependents thereof, other than limitations or requirements that were in effect with respect to such Adient Group Employee, Former Adient Group Employee, or covered dependent under the applicable Johnson Controls U.S. Welfare Plans as of immediately prior to the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established); and

(ii)                                  take into account (A) with respect to aggregate annual, lifetime, or similar maximum benefits available under the Adient U.S. Welfare Plans, such Adient Group Employee’s, Former Adient Group Employee’s, or any covered dependents’ prior claim experience under the Johnson Controls U.S. Welfare Plans and any Benefit Plan that provides leave benefits; and (B) any eligible expenses incurred by such Adient Group Employee or Former Adient Group Employee and his or her covered dependents during the portion of the plan year of the applicable Johnson Controls U.S. Welfare Plan ending as of the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established) to be taken into account under such Adient U.S. Welfare Plan for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Adient Group Employee or Former Adient Group Employee and his or her covered dependents for the applicable plan year to the same extent as such expenses were taken into account by Johnson Controls for similar purposes prior to the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established) as if such amounts had been paid in accordance with such Adient U.S. Welfare Plan.

(c)                                  Health Savings Accounts.  Without limiting Section 6.01(a), before the Effective Time, Adient shall, or shall cause a member of the Adient Group to, establish an Adient U.S. Welfare Plan that will provide health savings account benefits to Adient Group Employees who are U.S. Employees on and after the Effective Time (or, if earlier, the date on which the applicable Welfare Plan is established) (a “Adient HSA”).  It is the intention of the Parties that all activity under such an Adient Group Employee’s health savings account under a Johnson Controls Welfare Plan (a “Johnson Controls HSA”) for the year in which the Effective Time occurs be treated instead as activity under the corresponding account under the Adient HSA, such that (i) any period of participation by such Adient Group Employee in a Johnson Controls HSA during the year in which the Effective Time occurs will be deemed a period when such Adient Group Employee participated in the corresponding Adient HSA; (ii) all expenses incurred during such period will be deemed incurred while such Adient Group Employee’s coverage was in effect under the corresponding Adient HSA; and (iii) all elections and reimbursements made with respect to such period under the Johnson Controls HSA will be deemed to have been made with respect to the corresponding Adient HSA.

(d)                                 Flexible Spending Accounts.  The Parties shall use commercially reasonable efforts to ensure that any health or dependent care flexible spending accounts of Adient Group Employees who are U.S. Employees (whether positive or negative) (the “Transferred FSA Balances”) under Johnson Controls U.S. Welfare Plans that are health or dependent care flexible spending account plans are transferred, as soon as practicable after the Effective Time (or, if earlier, the date on which the corresponding Adient U.S. Welfare Plans are established), from the Johnson Controls U.S. Welfare Plans to the corresponding Adient U.S. Welfare Plans.  Such Adient U.S. Welfare Plans shall assume responsibility as of the Effective Time (or, if earlier, the date on which such Adient U.S. Welfare Plans are established) for all outstanding health or dependent care claims under the corresponding Johnson Controls U.S. Welfare Plans of each such Adient Group Employee for the year in which the Effective Time occurs and shall assume and agree to perform the obligations of the corresponding Johnson Controls U.S. Welfare Plans from and after the Effective Time.  As soon as practicable after the Effective Time (calculated as of the Effective Time), and in any event within 30 days after the amount of the Transferred FSA Balances is determined or such later date as mutually agreed upon by the Parties, Adient shall pay Johnson Controls the net aggregate amount of the Transferred FSA Balances (calculated as of the Effective Time), if such amount is positive, and Johnson Controls shall pay Adient the net aggregate amount of the Transferred FSA Balances (calculated as of the Effective Time), if such amount is negative.

(e)                                  Allocation of Welfare Assets and Liabilities.  Effective as of the Effective Time, except as otherwise specifically provided herein, the Johnson Controls Group shall retain all Liabilities relating to Incurred Claims under the Johnson Controls U.S. Welfare Plans, and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims.  The Adient Group shall be responsible for all Liabilities relating to Incurred Claims under any Adient U.S. Welfare Plan and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims.

(f)                                   Determination of Adient Group Employees.  For purposes of this Section 6.01, it is contemplated that some or all of the Adient U.S. Welfare Plans or Benefit Plans providing leave benefits may be established prior to the Effective Time.  In such event, all references to “Adient Group Employees” in this Section 6.01 shall mean and refer to individuals employed by a member of the Adient Group as of immediately prior to the date of establishment of such plan.

Section 6.02.                          Adient U.S. Retiree Medical Plan.

(a)                                 Establishment of the Adient U.S. Retiree Medical Plan.  Before the Effective Time, Adient shall establish the Adient U.S. Retiree Medical Plan and the Adient U.S. VEBA.

(b)                                 Assumption of Liabilities from Johnson Controls.  As of the Effective Time (or, if earlier, the date on which the Adient U.S. Retiree Medical Plan is established), Adient shall, and shall cause the Adient U.S. Retiree Medical Plan to, assume all retiree medical Liabilities under the Johnson Controls Retiree Welfare Plan of the non-union Adient Group Employees and non-union Former Adient Group Employees, determined as of immediately prior to the Effective Time (or, if earlier, the date on which the Adient U.S. Retiree Medical Plan is established), and the Johnson Controls Group and the Johnson Controls Retiree Welfare Plan shall be relieved of all such Liabilities.  In connection therewith, no later than the Effective Time, Johnson Controls shall cause the Johnson Controls U.S. VEBA to transfer to the Adient U.S. VEBA an amount of assets (in cash and/or in kind as the Parties agree) equal in value to the amount reasonably determined by the actuary of the Johnson Controls U.S. VEBA to be the value of the assets of the Johnson Controls U.S. VEBA attributable to non-union Adient Group Employees and non-union Former Adient Group Employees, determined as of the date of such transfer.  Johnson Controls shall retain all Liabilities under the Johnson Controls Retiree Welfare Plan for Johnson Controls Group Employees and Former Johnson Controls Group Employees.  From and after the Effective Time (or, if earlier, the date on which the Adient U.S. Retiree Medical Plan is established), Adient Group Employees and Former Adient Group Employees shall cease to participate in the Johnson Controls Retiree Welfare Plan.  Adient shall file the Adient U.S. VEBA with the IRS for a determination of its tax-exempt status as soon as practicable after the Adient U.S. VEBA is established and shall provide a copy of such determination to Johnson Controls upon the request of Johnson Controls.

Section 6.03.                          COBRA.  The Johnson Controls Group shall continue to be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA and the corresponding provisions of the Johnson Controls U.S. Welfare Plans with respect to any Johnson Controls Group Employee and any Former Johnson Controls Group Employee who is a U.S. Employee (and his or her covered dependents) who incur a qualifying event under COBRA before, as of, or after the Effective Time.  Effective as of the Effective Time (or, if earlier, the date on which the Adient U.S. Retiree Medical Plan is established), the Adient Group shall assume responsibility for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Adient U.S. Welfare Plans with respect to any Adient Group Employee or Former Adient Group Employee who is a U.S. Employee (and his or her covered dependents) who incurs a qualifying event or loss of coverage under the Johnson Controls U.S. Welfare Plans and/or the Adient U.S. Welfare Plans before, as of, or after the Effective Time.  The Parties agree that the consummation of the transactions contemplated by the Separation and Distribution Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

Section 6.04.                          Vacation, Holidays and Leaves of Absence.  Effective as of no later than the Effective Time, the Adient Group shall assume all Liabilities of the Johnson Controls Group with respect to vacation, holiday, annual leave, or other leave of absence, and required payments related thereto, for each Adient Group Employee who is a U.S. Employee.  The Johnson Controls Group shall retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Johnson Controls Group Employee who is a U.S. Employee.

Section 6.05.                          Severance and Unemployment Compensation.  Except as otherwise provided in Section 3.01(c), effective as of the Effective Time, the Adient Group shall assume any and all Liabilities to, or relating to, Adient Group Employees and Former Adient Group Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at, or after the Effective Time.  The Johnson Controls Group shall be responsible for any and all Liabilities to, or relating to, Johnson Controls Group Employees and Former Johnson Controls Group Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time.

Section 6.06.                          Workers’ Compensation.  With respect to claims for workers’ compensation in the U.S., (a) the Adient Group shall be responsible for claims in respect of Adient Group Employees and Former Adient Group Employees, whether occurring before, at, or after the Effective Time, and (b) the Johnson Controls Group shall be responsible for all claims in respect of Johnson Controls Group Employees and Former Johnson Controls Group Employees, whether occurring before, at, or after the Effective Time.  The treatment of workers’ compensation claims by Adient with respect to Johnson Controls insurance policies shall be governed by Section 5.1 of the Separation and Distribution Agreement.

Section 6.07.                          Insurance Contracts.  To the extent that any Johnson Controls Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop-loss contract, the Parties shall cooperate and use their commercially reasonable efforts to replicate such insurance contracts for Adient (except to the extent that changes are required under applicable state insurance Laws or filings by the respective insurers) and to maintain any pricing discounts or other preferential terms for both Johnson Controls and Adient for a reasonable term.  Neither Party shall be liable for failure to obtain such insurance contracts, pricing discounts, or other preferential terms for the other Party.  Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 6.07.

Section 6.08.                          Third-Party Vendors.  Except as provided below, to the extent that any Johnson Controls Welfare Plan is administered by a third-party vendor, the Parties shall cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for Adient and to maintain any pricing discounts or other preferential terms for both Johnson Controls and Adient for a reasonable term.  Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party.  Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 6.08.

Section 6.09.                          Joint Venture Welfare Plans.  Effective as of the Effective Time, Adient shall assume responsibility for plan administration of the employee benefit plans sponsored or maintained by certain joint ventures primarily related to the Adient Business as set forth in Schedule 6.09 hereto.

ARTICLE VII
NON-U.S. EMPLOYEES AND BENEFIT PLANS

Section 7.01.                          Non-U.S. Employees.  Unless otherwise agreed by the Parties, Adient Group Employees and Former Adient Group Employees who are Non-U.S. Employees or who otherwise are subject to non-U.S. Law and their related benefits and Liabilities shall be treated in the same manner as the Adient Group Employees and Former Adient Group Employees, respectively, who are U.S. Employees and who are not subject to non-U.S. Law.  Notwithstanding anything to the contrary in this Agreement, all actions taken with respect to Non-U.S. Employees or U.S. Employees working in non-U.S. jurisdictions shall be subject to and accomplished in accordance with applicable Law and the custom of the applicable jurisdictions.

Section 7.02.                          Adient Non-U.S. Pension Plans.

(a)                                 Generally.  As of the Effective Time, the Adient Group shall retain (or establish or assume to the extent necessary) sponsorship of the Adient Non-U.S. Pension Plans, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Adient Group.

(b)                                 Retained Adient German Pension Plans.  The Parties acknowledge and agree that the Johnson Controls Group will, by operation of Law, retain certain Liabilities under the Retained Adient German Pension Plans that would otherwise have been assumed by the Adient Group in connection with the Separation and Distribution (the “Retained Adient German Pension Plan Liabilities”).  Following the Effective Time, Johnson Controls and Adient shall take, and cause their respective Affiliates to take, all actions and measures and make all declarations necessary to split-off (abspalten), within the meaning of sections 123 et seq. of the German Transformation Act, to such members of the Adient Group incorporated under German law as designated by Adient (i) the Retained Adient German Pension Plan Liabilities and (ii) the Assets in respect of such Retained Adient German Pension Plan Liabilities, with effect as of October 1, 2016, based upon carve-out documentation to be agreed between the Parties in good faith (the “Adient German Pension Plan Carve-Out”).  Adient shall defend, indemnify, and hold harmless the Johnson Controls Group against any and all claims and Liabilities in connection with the Retained Adient German Pension Plan Liabilities, including all payments made by any of member of the Johnson Controls Group to settle claims in relation to Retained Adient German Pension Plan Liabilities for which it is liable pursuant to section 133 para 3 sentence 2 of the German Transformation Act.

Section 7.03.                          Adient Non-U.S. Welfare Plans.  As of the Effective Time, the Adient Group shall retain (or establish or assume to the extent necessary) sponsorship of the Adient Non-U.S. Welfare Plans, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Adient Group.

Section 7.04.                          Johnson Controls Non-U.S. Pension Plan.  As of the Effective Time, the Johnson Controls Group shall retain (or establish or assume to the extent necessary) sponsorship of the Johnson Controls Non-U.S. Pension Plan, and, from and after the Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Johnson Controls Group.

ARTICLE VIII
MISCELLANEOUS

Section 8.01.                          Employee Records.

(a)                                 Sharing of Information.  Subject to any limitations imposed by applicable Law, Johnson Controls and Adient (acting directly or through members of the Johnson Controls Group or the Adient Group, respectively) shall provide to the other Party and their respective authorized agents and vendors all information necessary for the Parties to perform their respective duties under this Agreement.

(b)                                 Transfer of Personnel Records and Authorization.  Subject to any limitation imposed by applicable Law and to the extent that it has not done so before the Effective Time, each

Party shall transfer to the other Party any and all employment records set forth on Schedule 8.01(b) hereto.  Such transfer of records generally shall occur as soon as administratively practicable at or after the Effective Time.  Each Party will permit the other Party reasonable access to Employee records to the extent reasonably necessary for such accessing Party to carry out its obligations hereunder.

(c)                                  Access to Records.  To the extent not inconsistent with this Agreement, the Separation and Distribution Agreement, or any applicable privacy protection Laws or regulations, reasonable access to Employee-related records after the Effective Time will be provided to members of the Johnson Controls Group and members of the Adient Group pursuant to the terms and conditions of Article VI of the Separation and Distribution Agreement.

(d)                                 Maintenance of Records.  With respect to retaining, destroying, transferring, sharing, copying, and permitting access to all Employee-related information, Johnson Controls and Adient shall comply with all applicable Laws, regulations, and internal policies, and shall indemnify and hold harmless each other from and against any and all Liability, claims, actions, and damages that arise from a failure (by the indemnifying Party or its Subsidiaries or their respective agents) to so comply with all applicable Laws, regulations, and internal policies applicable to such information.  At least ten business days prior to destroying any Employee-related information, the Party seeking to destroy such information shall give written notice to the other Party, which notice shall specify in reasonable detail the information to be destroyed, and, if elected by the Party to whom such notice was delivered within 10 business days following receipt of such notice, the Party delivering such notice shall transfer such information to such other Party.

(e)                                  Cooperation.  Each Party shall use commercially reasonable efforts to cooperate and work together to unify, consolidate, and share (to the extent permissible under applicable privacy/data protection laws) all relevant documents, resolutions, government filings, data, payroll, employment, and benefit plan information on regular timetables and cooperate as needed with respect to (i) any litigation with respect to any employee benefit plan, policy, or arrangement contemplated by this Agreement, (ii) efforts to seek a determination letter, private letter ruling, or advisory opinion from the IRS, U.S. Department of Labor, or ruling from any other Governmental Authority on behalf of any employee benefit plan, policy, or arrangement contemplated by this Agreement, and (iii) any filings that are required to be made or supplemented to the IRS, U.S. Pension Benefit Guaranty Corporation, U.S. Department of Labor, or any other Governmental Authority; provided, however, that requests for cooperation must be reasonable and not interfere with daily business operations.

(f)                                   Confidentiality.  Notwithstanding anything to the contrary in this Agreement, all confidential records and data relating to Employees to be shared or transferred pursuant to this Agreement shall be subject to Section 6.9 of the Separation and Distribution Agreement and the requirements of applicable Law.

(g)                                  Compensation for Providing Information.  The Party requesting information under this Section 8.01 agrees to reimburse the other Party for the reasonable costs, if any, of gathering, copying, transporting, and otherwise complying with the request with respect to such information (including any reasonable costs and expenses incurred in any review of information for purposes of protecting the Privileged Information of the providing Party or in connection with the restoration of backup media for purposes of providing the requested information).

Section 8.02.                          Preservation of Rights to Amend.  The rights of each member of the Johnson Controls Group and each member of the Adient Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 8.03.                          Fiduciary Matters.  Johnson Controls and Adient each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard.  Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.

Section 8.04.                          Further Assurances.  Each Party hereto shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing, and delivery of any and all documents and instruments that any other Party hereto may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.

Section 8.05.                          Counterparts; Entire Agreement; Corporate Power.

(a)                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

(b)                                 This Agreement, the Separation and Distribution Agreement, and the Ancillary Agreements and the Exhibits, Schedules, and Appendices hereto and thereto contain the entire agreement among the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings among the Parties other than those set forth or referred to herein or therein.  Johnson Controls represents on behalf of itself and each other member of the Johnson Controls Group, and Adient represents on behalf of itself and each other member of the Adient Group, as follows:

(i)                                     each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and

(ii)                                  this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof.

(c)                                  Each Party acknowledges that it and each other Party is executing this Agreement by facsimile, stamp, or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp, or mechanical signature) by facsimile or by email in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement.  Each Party expressly adopts and confirms each such facsimile, stamp, or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile, or by email in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such Party to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other Party at any time, it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof) and delivered in person, by mail, or by courier.

Section 8.06.                          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of New York irrespective of the choice of laws principles of the State of New York (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York) including all matters of validity, construction, effect, enforceability, performance and remedies.  Each of Johnson Controls and Adient, on behalf of itself and the members of its Group, hereby irrevocably (a) agrees that any Dispute shall be subject to the exclusive jurisdiction of any federal court sitting in the Borough of Manhattan in The City of New York (or, only if such court lacks subject matter jurisdiction, in any New York State court sitting in the Borough of Manhattan in The City of New York), (b) waives any claims of forum non conveniens, and agrees to submit to the jurisdiction of such courts, as provided in New York General Obligations Law § 5-1402, (c) agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 8.09 shall be effective service of process for any litigation brought against it in any such court or for the taking of any other acts as may be necessary or appropriate in order to effectuate any judgment of said courts and (d) UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE.

Section 8.07.                          Assignability.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided that neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party hereto.  Notwithstanding the foregoing, no such consent shall be required for the assignment of a party’s rights and obligations under this Agreement in whole in connection with a change of control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party.  Nothing herein is intended to, or shall be construed to, prohibit either Party or any member of its Group from being party to or undertaking a change of control.

Section 8.08.                          Third-Party Beneficiaries.  Except for the indemnification rights under this Agreement of any Johnson Controls Indemnified Party or Adient Indemnified Party in their respective capacities as such, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person except the Parties any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and neither this Agreement shall provide any third person with any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 8.09.                          Notices.  All notices, requests, claims, demands, or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon acknowledgment of receipt) by delivery in person, by overnight courier service, or by electronic transmission with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.09):

If to Johnson Controls, to:

Johnson Controls International plc
5757 N. Green Bay Avenue
Milwaukee, Wisconsin 53029
Attn:                                                General Counsel
Email:                                        CO-General.Counsel@jci.com

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:                     Andrew R. Brownstein

David K. Lam

If to Adient, to:

Adient Limited
833 East Michigan Street, Suite 1100
Milwaukee, Wisconsin 53202
Attn:  General Counsel
Email:                                        CO-General.Counsel@adient.com

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:                     Andrew R. Brownstein

David K. Lam

A Party may, by notice to the other Party, change the address to which such notices are to be given.

Section 8.10.                          Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.  Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 8.11.                          Force Majeure.  No Party shall be deemed in default of this Agreement or, unless otherwise expressly provided therein, any other Ancillary Agreement for any delay or failure to fulfill any obligation (other than a payment obligation) hereunder or thereunder so long as and to the extent to which any delay or failure in the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of Force Majeure.  In the event of any such excused delay, the time for performance of such obligations (other than a payment obligation) shall be extended for a period equal to the time lost by reason of the delay.  A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) provide written notice to the other Party of the nature and extent of any such Force Majeure condition, and (b) use commercially reasonable efforts to remove any such causes and resume performance under this Agreement and the other Ancillary Agreements, as applicable, as soon as reasonably practicable.

Section 8.12.                          No Set-Off.  Except as otherwise mutually agreed to in writing by the Parties, neither Party nor any other member of such Party’s Group shall have any right of set-off or other similar rights with respect to (a) any amounts received pursuant to this Agreement or any other Ancillary Agreement or (b) any other amounts claimed to be owed to the other Party or any member of its Group arising out of this Agreement.

Section 8.13.                          Headings.  The article, section, and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.14.                          Survival of Covenants.  Except as expressly set forth in this Agreement, the covenants, representations, and warranties contained in this Agreement, and Liability for the breach of any obligations contained herein, shall survive the Separation and the Distribution and shall remain in full force and effect.

Section 8.15.                          Waivers of Default.  Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party.  No failure or delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power, or privilege.

Section 8.16.                          Dispute Resolution.  The dispute resolution procedures set forth in Article VII of the Separation and Distribution Agreement shall apply to any dispute, controversy or claim arising out of or relating to this Agreement.

Section 8.17.                          Specific Performance.  Subject to Article VII of the Separation and Distribution Agreement, in the event of any actual or threatened default in, or breach of, any of the terms, conditions, and provisions of this Agreement, the Party who is, or is to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.  The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.  Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties.

Section 8.18.                          Amendments.  No provisions of this Agreement shall be deemed waived, amended, supplemented, or modified by a Party, unless such waiver, amendment, supplement, or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement, or modification.

Section 8.19.                          Mutual Drafting.  This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

JOHNSON CONTROLS INTERNATIONAL PLC

By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

ADIENT LIMITED

By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary

[Signature Page to Employee Matters Agreement]

SCHEDULES TO

EMPLOYEE MATTERS AGREEMENT

BY AND BETWEEN

JOHNSON CONTROLS INTERNATIONAL PLC

AND

ADIENT LIMITED

DATED AS OF SEPTEMBER 8, 2016

Schedule 1.01(a)
Adient Group Employees and Former Adient Group Employees

(i)                                     Adient Group Employees

(A)

Employee ID	Employee ID
1534657	1661545
0728583	1681509
0728668	1683749
0728704	1687859
0734629	1688255
0769455	1690735
0772681	1698014
0784681	1705913
0785363	1714867
0788073	1717699
0813822	1727969
0818313	1731151
1234900	1731208
1501081	1735927
1502398	1760719
1527078	1771227
1536285	1771608
1553931	1778851
1590707	1781933
1591169	1784863
1591249	1790163
1591668	1799799
1594895	1802531
1603074	1817228
1604288	1818584
1615529	1818669
1616874	1845910
1618594	1845911
1629112	1850667
1635632	1855910
3029368	0104811
3041477	0700305
0000490	0703257
0001446	0703408
0001674	0703671
0002469	0703847
0002825	0704104
0003153	0704123
0004892	0704186
0005226	0704189
0005318	0704190
0005502	0704669
0005732	0704724
0007517	0704755
0008364	0704764
0010219	0704776
0011063	0704777
0011130	0704778
0014911	0704782
0014936	0704784
0015266	0704793
0015328	0704819
0015440	0704821
0015489	0704826
0015803	0704838
0015805	0704966
0060593	0705000
0075567	0705185
0075572	0705221
0077144	0708210
0077185	0708240
0081836	0708494
0087069	0708592
0087075	0709188
0091570	0709264
0093328	0709495
0097482	0712381
0099929	0715027
0102314	0716768
0104750	0716794
0716796	0772981
0716817	0773628

1

Employee ID	Employee ID
0720335	0774434
0723566	0774599
0726339	0775647
0729935	0775943
0730477	0775949
0735516	0776062
0735519	0776068
0735954	0776570
0736461	0777124
0737522	0777548
0737981	0777898
0740493	0778012
0740679	0778355
0740923	0778378
0741503	0778414
0741785	0779150
0744747	0781524
0745176	0781536
0745357	0781545
0747643	0781546
0748261	0781688
0748313	0782376
0748316	0783134
0750033	0783138
0750677	0783144
0753228	0783154
0756638	0783634
0758572	0784032
0762089	0784039
0767178	0784044
0768114	0784083
0768725	0784084
0770008	0784473
0770010	0785003
0770886	0785049
0770895	0785167
0771407	0785336
0772765	0785620
0789001	0806843
0789414	0808508
0789459	0808512
0789635	0811585
0789927	0815736
0790002	0815763
0790049	0816008
0790651	0816744
0790661	0817735
0790754	0817952
0791399	0819657
0791516	0819737
0794703	0820227
0794960	0820832
0794970	0820926
0796017	0821435
0796465	0822218
0796631	0822859
0796642	0823125
0796692	0823524
0796730	0823530
0797156	0823577
0797264	0823939
0797504	0824047
0798668	0825282
0801176	0825284
0803727	0825285
0804074	0825721
0804408	0825724
0804504	0825762
0804697	0825790
0804699	0825803
0804721	0825805
0804734	0825832
0804831	0825986
0804869	0825987
0804971	1009340
0805731	1011619
0806386	1012176
0806388	1012916
1021614	1151327
1034874	1152144
1036351	1152311
1039701	1153209
1044343	1154404
1058849	1154737
1064192	1154943
1064323	1156571
1066104	1156688
1067858	1160993

2

Employee ID	Employee ID
1070230	1164930
1100982	1165281
1101745	1166406
1101762	1167040
1104939	1167155
1107343	1170063
1107905	1171756
1108048	1221856
1110325	1223192
1116475	1223757
1118408	1227858
1118488	1229570
1132505	1232222
1136916	1232611
1138120	1232834
1138285	1233879
1139297	1237590
1140542	1237925
1141723	1238261
1141724	1238263
1142250	1238553
1142424	1244156
1142548	1248086
1142895	1248443
1143089	1248945
1143740	1249641
1143825	1249681
1147095	1250305
1147698	1256440
1148441	1256446
1256696	1508934
1256739	1509840
1257581	1510923
1258376	1512299
1261006	1512300
1266946	1512839
1267181	1513295
1270493	1514535
1271574	1514845
1272088	1515847
1272223	1516641
1400156	1516709
1400219	1516861
1400380	1517084
1400609	1517087
1401325	1517471
1402611	1521140
1402749	1522019
1403285	1522612
1406641	1523641
1408179	1523645
1409074	1523904
1409500	1523912
1409742	1524140
1410929	1524176
1411373	1524184
1411443	1524189
1500457	1524221
1503771	1524924
1504368	1525401
1505386	1525783
1505759	1526003
1505966	1526127
1505983	1526172
1506778	1526230
1506815	1526498
1508051	1526572
1508055	1526819
1508355	1526855
1508392	1527151
1527267	1537678
1527298	1538693
1527498	1538956
1527505	1539354
1527846	1539880
1527847	1540763
1528380	1541917
1528431	1544800
1528445	1544912
1528910	1545735
1529306	1546033
1529338	1546403
1529401	1546879
1529466	1547702
1529467	1547723
1530144	1549039
1530237	1549951
1530240	1549973

3

Employee ID	Employee ID
1530271	1549993
1530273	1551053
1530642	1553459
1531144	1555161
1531352	1555644
1531580	1555874
1531709	1557666
1532419	1559425
1532423	1560179
1532690	1560348
1533917	1560951
1534552	1561512
1534571	1562774
1535252	1563006
1535253	1563194
1535256	1563436
1535527	1563438
1536108	1563861
1537080	1565474
1537310	1565891
1537532	1565892
1537578	1565897
1565935	1583162
1566396	1583540
1566762	1583873
1566819	1584559
1569003	1585597
1569894	1585804
1570024	1586153
1571126	1586257
1571250	1586271
1572209	1586696
1572538	1586899
1572846	1587232
1572947	1587911
1573150	1589797
1573220	1590937
1573229	1591172
1573331	1591313
1573349	1591587
1574838	1591590
1574840	1591663
1575558	1591723
1575627	1591787
1575697	1591908
1577000	1591950
1577009	1592018
1577146	1592164
1577292	1593796
1577315	1593809
1578469	1593818
1578573	1593919
1579237	1593927
1579640	1593949
1580027	1593958
1580238	1593961
1582135	1593972
1582145	1593998
1582156	1594007
1582245	1594014
1582864	1594037
1583133	1594041
1594044	1617549
1594061	1626719
1594147	1629010
1594600	1629045
1595577	1629085
1595921	1630045
1599313	1630511
1600538	1631469
1601920	1631689
1602157	1633217
1603622	1633248
1604103	1633471
1605300	1633636
1605301	1633667
1606250	1633807
1606258	1636396
1606277	1636672
1606703	1636960
1607319	1637813
1607322	1643839
1608129	1644978
1608152	1645234
1608742	1645711
1609112	1645715
1609124	1647292
1609258	1647326

4

Employee ID	Employee ID
1609275	1648525
1609371	1648766
1611148	1650610
1611421	1650613
1612463	1650883
1612717	1652179
1612745	1652410
1614581	1652836
1615321	1653779
1615374	1653984
1616011	1654410
1616776	1654788
1617250	1654860
1617453	1655237
1656234	1674314
1656450	1674474
1657191	1674568
1657458	1676240
1657641	1676413
1659009	1676470
1659213	1676499
1659450	1676957
1659482	1676958
1659567	1676991
1659776	1677117
1659933	1677545
1661975	1678215
1663870	1679276
1664088	1680462
1664411	1681240
1664961	1681262
1664965	1681302
1665006	1683245
1665017	1683246
1665396	1683260
1666408	1683660
1666424	1683805
1666428	1683932
1666430	1685553
1666648	1686391
1666843	1686870
1667184	1687029
1667779	1687571
1667818	1687706
1668010	1687920
1669170	1688310
1669591	1689037
1672170	1690135
1672504	1690320
1672949	1690961
1673268	1691438
1673270	1691974
1673566	1692302
1674182	1693023
1693608	1726835
1694777	1726994
1695389	1727229
1695392	1727496
1696956	1728628
1697220	1728985
1697687	1729877
1697827	1731526
1698261	1731961
1698378	1732408
1698985	1732975
1700881	1733187
1701091	1734517
1701120	1734563
1701121	1736113
1702547	1736435
1703194	1736468
1704512	1736482
1705190	1737972
1705193	1738306
1706039	1738960
1706192	1739035
1707078	1739176
1709548	1739207
1713397	1740069
1714086	1740339
1714613	1740352
1715142	1740358
1715144	1742049
1718935	1742184
1719333	1743075
1719378	1743239
1719930	1743476
1721510	1744171

5

Employee ID	Employee ID
1722770	1744916
1722772	1745194
1724715	1745340
1725868	1745558
1725980	1745561
1726433	1745710
1746270	1757179
1746288	1757997
1746328	1758941
1746330	1759480
1746446	1759482
1747847	1759586
1747862	1759709
1747863	1759739
1747874	1760072
1748641	1760692
1749015	1761735
1749016	1761792
1749021	1762398
1749276	1762409
1750238	1762410
1750250	1762523
1750254	1762685
1751508	1762826
1751510	1763189
1751881	1763190
1751888	1764099
1752670	1764723
1752720	1767890
1752878	1771515
1752924	1771784
1753783	1772100
1753818	1772194
1753855	1772265
1753874	1779742
1754066	1779856
1754481	1780407
1754516	1780628
1754521	1781329
1754573	1781333
1755643	1781594
1755732	1781767
1755839	1783177
1755896	1783364
1756631	1783777
1757173	1783781
1783782	1796048
1783792	1796056
1783793	1797646
1784109	1797820
1784112	1799061
1785362	1799062
1785583	1799523
1785596	1800541
1785597	1801297
1785599	1802506
1785922	1802654
1786114	1802694
1786180	1803125
1786870	1803479
1786898	1805883
1786944	1805885
1787001	1805940
1787421	1806149
1787795	1806428
1787865	1806525
1788604	1806619
1788870	1806627
1790254	1808019
1790256	1808023
1790380	1808233
1791011	1808591
1791075	1808737
1791454	1808794
1791743	1808884
1792408	1809128
1792425	1809130
1792434	1809132
1793968	1809304
1794209	1809643
1794445	1809813
1795136	1809851
1795368	1809987
1795590	1811195
1795591	1811212
1795658	1811936
1813107	1827980
1813464	1828178

6

Employee ID	Employee ID
1814072	1828350
1814771	1834947
1815973	1834954
1816730	1835085
1817097	1835335
1817219	1835945
1819271	1836448
1819890	1836933
1819934	1837300
1819935	1839223
1820227	1839351
1820276	1839713
1820289	1839730
1820290	1839868
1820810	1840114
1821063	1840773
1821597	1840983
1821598	1841419
1822554	1841555
1822641	1841556
1823057	1841558
1823396	1841572
1823422	1841768
1823674	1841937
1823860	1841948
1823999	1842080
1824000	1842609
1824183	1842620
1824684	1843070
1825159	1843525
1825190	1843526
1825810	1844264
1826462	1844284
1826631	1844299
1827013	1844395
1827171	1844404
1827363	1844591
1827479	1844593
1844598	3006773
1844644	3006927
1844883	3007198
1844904	3007620
1844907	3007843
1845007	3007906
1845046	3009066
1845250	3009375
1845873	3009415
1846853	3011087
1846940	3011453
1847039	3011867
1847113	3013099
1847261	3015128
1847346	3015676
1847561	3025693
1847604	3025890
1848524	3026303
1849533	3026529
1849836	3027349
1849867	3027412
1850481	3027833
1850616	3027837
1850686	3027917
1851050	3027951
1852037	3027963
1854291	3029167
1857100	3029607
1858149	3029903
1858358	3029954
1859326	3030072
1860201	3030194
1861162	3031724
1862930	3031739
3001148	3033185
3001311	3033319
3002782	3034536
3003049	3036283
3005690	3036372
3006686	3042200
3042423
3044230
3045049
3045439
3045830
3045953
3046356
3046894
3049774
3049892

7

Employee ID	Employee ID
3050128
3050987
3051534
3054070

(B)

Employee ID
0733537
0818649
0791611
0766815
0716792
1589230
0704984
1672815

(ii)                                  Former Adient Group Employees

(A)

1.                                      Those Former Adient Group Employees that are participants in Retained Adient German Pension Plans.

2.                                      The following employees:

Employee ID
1232756
1594711

(B)

None.

8

Schedule 1.01(b)
Adient Non-U.S. Pension Plans

Country	DB or DC	Plan Name or Possible Statutory Benefits
Austria	DB	JCI AE Graz (Termination Indemnity)
Austria	DB	JCI AE Mandling (Termination Indemnity)
Austria	DC	Zukunftsvorsorge (An employee contribution only DC plan regulated according to tax law: §3 / 1 Ziffer 15 EStG)
Austria	DC	Jubilee for JCI Mandling
Austria	DC	Termination Indemnity Benefits covered by MVK
Belgium	DB	JC International - P447/001 and P447/002 - Managers and white collars
Belgium	DB	JC Automotive D616 - DB = R5727 Managers and white collars - DC = 13110 Blue collars
Belgium	DB	DB JC Automotive - R5312 7203/002 - Managers and white collars
Belgium	DC	DC - AE - JC Automotive - Seating Blue Collars - AG Insurance P826 R13460 H995/0002
Belgium	DC	DC - AE - JC Automotive - Seating Executives 310196 AG Insurance
Belgium	DC	DC - AE - JC Automotive - Seating White collars 400424 AG Insurance
Belgium	DC	DC, Life - AE - JC Automotive - Seating Executives AG Insurance H995/0001 R5501
Brazil	DB	Retiree Medical
Canada	DB	ASG Production
Canada	DB	ASG RIP
Canada	DB	ASG Tillsonburg
Canada	DB	ASG Tillsonburg OPEB
Canada	DB	Retirement Plan for Whitby Hourly Associates of Johnson Controls, Automotive Group
Canada	DB	Retirement Plan for Whitby Hourly Associates of Yanfeng Automotive Interiors
Canada	DC	Non Registered savings plan
Canada	DC	DPSP
Canada	DC	RRSP
Czech Republic	DC	DC - Automotive Roudnice
Czech Republic	DC	DC - Automotive Straz pod Ralskem
Czech Republic	DC	DC - Automotive Ceska Lipa

2

Country	DB or DC	Plan Name or Possible Statutory Benefits
Czech Republic	DC	DC - Mlada Boleslav and Bezdeci
Czech Republic	DC	DC - Bor
Czech Republic	DC	DC - Strakonice
France	DB	Automotive (Retirement Indemnity)
France	DB	Interiors (Retirement Indemnity)
France	DB	JC Fabrics (formerly MTG) (Retirement Indemnity)
France	DB	JC Automotive Holding France (Retirement Indemnity)
France	DB	Roth (Retirement Indemnity)
France	DC	Jubilee benefits (covering Interiors/Fabrics/Holding/Roth employees only)
Germany	DB	CRH GmbH & Co. KG
Germany	DB	JC Espelkamp (formerly Naue)
Germany	DB	JC GmbH Burscheid
Germany	DB	JC Hilchenbach (formerly Westfalia)
Germany	DB	JC Interiors Grefrath
Germany	DB	JC Interiors Management
Germany	DB	JC Metals Holding
Germany	DB	JCI Engineering Wuppertal
Germany	DB	Keiper GmbH & Co. KG
Germany	DB	Keiper VL - BL
Germany	DB	Recaro Automotive GmbH
Hungary	DC	Mandatory Pension Scheme
Hungary	DC	Optional Pension Scheme
India	DB	TJC Engineering - Gratuity
India	DB	TJC Engineering - Leave Encashment
India	DB	TJC Manufacturing - Gratuity
India	DB	TJC Manufacturing - Leave Encashment
India	DB	TJC Automotive Seating - Gratuity
India	DB	TJC Automotive Seating - Leave Encashment
India	DC	Provident Fund
India	DC	DC - Voluntary Superannuation
Indonesia	DB	Accrued severance indemnity

3

Country	DB or DC	Plan Name or Possible Statutory Benefits
Indonesia	DB	Long service pay indemnity
Italy	DB	JC Automotive SRL TFR
Japan	DB	AE - RAP
Japan	DB	JCKK - AE - CPP
Japan	DB	JCKK - AE - Long Service Awards
Japan	DB	Recaro - RAP
Japan	DC	JCKK - AE - DC
Korea	DB	JC Korea - JCDS
Korea	DC	DC - JCAIK Korea - AE Executives Plan
Korea	DC	DC - JCAK Korea - AE Executives Plan
Korea	DC	DC - JC Korea - JCAIK
Korea	DC	DC - JC Korea - JCAK
Mexico	DB	JC Servicios - Old Age Legal Severance Indemnity
Mexico	DB	JC Servicios - Seniority Premium
Mexico	DB	Technotrim de Mexico - Old Age Legal Severance Indemnity
Mexico	DB	Technotrim de Mexico - Seniority Premium
Netherlands	DC	Multi-Employer Pension Fund covered under two contracts with PME: a plan with a maximum pensionable salary of EUR 70,000 and a top hat plan
Netherlands	DC	Automotive has a contract for indexation only with Delta Lloyd. This covers the annual indexation (equal to price inflation) of a closed DB contract with Nationale-Nederlanden.
Poland	DB	Statutory DB retirement/disability indemnity
Slovenia	DC	DC for Salaried Employees
Slovenia	DC	DC for Hourly Employees
South Africa	DC	Johnson Controls Automotive Provident Fund (Hourly workers) - Hourly Retirement Plan
South Africa	DC	Alexander Forbes Retirement Fund (Provident Section): Johnson Controls SA Automotive (Pty) Ltd - Salaried staff (a multi-employer fund)
Sweden	DC

Based on collective agreement
- Multi-employer ITP or ITP2 (depending on age) and top-up benefit, covered by a single white collar contract with Alecta
- Blue collar plan, covered by a separate contract with Alecta

Thailand	DB	Statutory severance payment plan

4

Country	DB or DC	Plan Name or Possible Statutory Benefits
Thailand	DC	Provident fund
Turkey	DB	Statutory termination indemnity and seniority premium benefits
United Kingdom	DB	JCA (UK) FS Scheme Section
United Kingdom	DB	Johnson Controls UK Group Pension Scheme Section
United Kingdom	DC	Adient Group Personal Pension Plan

5

Schedule 1.01(c)
Adient Non-U.S. Welfare Plans

Country	Benefit Type	Plan Name
Austria	Accidental (AD&D)	BTA - AE - Graz
Austria	Accidental (AD&D)	AD&D - Graz
Austria	Accidental (AD&D)	AD&D - Mandling
Belgium	DB, Life	DB, Life - AE - JC Automotive - AG Insurance P447
Belgium	DC	DC - AE - JC Automotive - (Seating) Blue collars AG Insurance P826 R13460 H995/0002
Belgium	DC	DC Cafeteria - AE - JC Automotive - (Seating) Executives AG Insurance V483 134127 3489E
Belgium	DC	DC Cafeteria - AE - JC Automotive - (Seating) White collars AG Insurance V483 134127 3482E
Belgium	DC IPT	DC IPT Managers - AE - JC Automotive - AG Insurance
Belgium	DC IPT	DC IPT Managers - AE - JC Automotive - 612510-05; 613010-05; 612910-05; 969613-05; 969213-05; 848312-05; 784811-05
Belgium	DC, Life	DC - AE - JC Automotive - Seating Executives AG Insurance H995/0001 R5501
Belgium	Health Care	Medical - AE - JC Automotive NV - Seating AG Insurance H995 C793H
Belgium	Health Care	Medical - AE - JC Automotive NV - Interiors AG Insurance 7203 C835H
Belgium	Long-Term Disability (LTD)	LTD - AE - JC Automotive NV - Interiors AG Insurance 7203 C836H
Canada	Health Care	Medical - Automotive Experience Canada LP
Canada	Flex — Dental	Dental Plan - Automotive Experience Canada LP
Canada	Flex — Vision	Vision Plan - Automotive Experience Canada LP
Canada	Short-Term Disability Plan (STD)	STD - Automotive Experience Canada LP
Canada	Long-Term Disability Plan (LTD)	LTD (both employer paid option (taxable) and an employee paid option (non-taxable)) - Automotive Experience Canada LP
Canada	Life	Employee Basic Life and Employee Optional Life - Automotive Experience Canada LP
Canada	Accidental (AD&D)	Employee AD&D and Employee Optional AD&D - Automotive Experience

6

Country	Benefit Type	Plan Name
Canada LP
Canada	Life	Dependent Life (Spouse and Child) and Optional Dependent Life (Spouse and Child) - Automotive Experience Canada LP
Canada	Life	Spouse Optional AD&D - Automotive Experience Canada LP
Canada	Business Travel Accident (BTA)	BTA Plan - Automotive Experience Canada LP
Canada	Severance	Severance Plan - Automotive Experience Canada LP
Canada	Retiree	Retiree Medical, Dental and Life Plans
China	Accidental (AD&D)	AD&D - AE
China	Business Travel Accident (BTA)	BTA - AE
China	Critical Illness	Critical Illness - AE
China	Health Care	Medical - AE
China	Life	Life - AE
Czech Republic	Business Travel Accident (BTA)	BTA - AE
Czech Republic	Life	Life - AE
France	Health Care	Medical - AE - JC Interiors Conflans Cadres
France	Health Care	Medical - AE - JC Interiors Conflans Non cadres
France	Health Care	Medical - AE - JC Fesches Le Chatel
France	Health Care	Medical - AE - JC Fesches Le Chatel - Option 1
France	Health Care	Medical - AE - JC Les Ulis - Option 1
France	Health Care	Medical - AE - JC Rosny
France	Health Care	Medical - AE - JC Expats
France	Health Care	Medical - AE - JC Les Ulis
France	Health Care	Medical - AE - JC Les Ulis - Option 2
France	Health Care	Medical - AE - JC Les Ulis - Option 3
France	Health Care	Medical - AE - JC Rosny - Option 1
France	Health Care	Medical - AE - JC Roth - Base
France	Health Care	Medical - AE - JC Roth - Option 1
France	Health Care	Medical - AE - JC Fabrics
France	Health Care	Medical - AE - JC Fabrics - Option 1
France	Health Care	Medical - AE - JC Fabrics - Option 2

7

Country	Benefit Type	Plan Name
France	Life	Life - AE - JC Interiors Conflans - Cadre et assimilé cadre
France	Life	Life - AE - JC Interiors Conflans - Non cadre
France	Life	Life - AE - JC Fesches Le Chatel - Cadre et assimilé cadre
France	Life	Life - AE - JC Fesches Le Chatel - Non cadre
France	Life	Life - AE - JC Rosny - Cadre & assimilé
France	Life	Life - AE - JC Rosny - Non cadre
France	Life	Life - AE - JC Les Ulis - Cadre et assimilé cadre
France	Life	Life - AE - JC Les Ulis - Non cadre
France	Life	Life - AE - Roth - Cadre & assimilé
France	Life	Life - AE - Roth - Non cadre
France	Life	Life - AE - JC Fabrics - Cadre et assimilé cadre
France	Life	Life - AE - JC Fabrics - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Interiors Conflans - Cadre & assimilé
France	Long-Term Disability (LTD)	LTD - AE - Interiors Conflans - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Fesches Le Chatel - Cadre & assimilé
France	Long-Term Disability (LTD)	LTD - AE - Fesches Le Chatel - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - JC Rosny - Cadre & assimilé
France	Long-Term Disability (LTD)	LTD - AE - JC Rosny - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Les Ulis - Cadre
France	Long-Term Disability (LTD)	LTD - AE - Les Ulis - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Roth - Cadre & assimilé
France	Long-Term Disability (LTD)	LTD - AE - Roth - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Fabrics - Non cadre
France	Long-Term Disability (LTD)	LTD - AE - Fabrics - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - Interiors Conflans - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - Interiors Conflans - Non cadre
France	Short-Term Disability (STD)	STD - AE - Fesches Le Chatel - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - Fesches Le Chatel - Non cadre
France	Short-Term Disability (STD)	STD - AE - Les Ulis - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - Les Ulis - Non cadre

8

Country	Benefit Type	Plan Name
France	Short-Term Disability (STD)	STD - AE - Rosny - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - Rosny - Non cadre
France	Short-Term Disability (STD)	STD - AE - Roth - Cadre et assimilé
France	Short-Term Disability (STD)	STD - AE - Roth - Non cadre
France	Short-Term Disability (STD)	STD - AE - JC Fabrics - Cadre & assimilé
France	Short-Term Disability (STD)	STD - AE - JC Fabrics - Non cadre
Germany	Accidental (AD&D)	Accident Insurance
Germany	Business Travel Accident (BTA)	Business Travel Medical
Germany	Health Care	Travel Medical Insurance - Gruppenunfallversicherung
Germany	Life	Life - AE
Hungary	Life & Accident (Adient)	Accident and Life Insurance
India	Accidental (AD&D)	AE Accidental (AD&D)
India	Health Care	AE Medical
India	Life	AE Life
Indonesia	Life	Life Insurance
Italy	Accidental (AD&D)	AD&D - AE - Cicerale
Italy	Accidental (AD&D)	AD&D - AE - Seating Cup
Italy	Accidental (AD&D)	AD&D - Interior - Grugliasco
Italy	Accidental (AD&D)	AD&D - AE - Automotive
Italy	Accidental (AD&D)	AD&D - AE - Autobatterie
Italy	Accidental (AD&D)	AD&D - AE - Rocca D’Evandro
Italy	Health Care	Medical - AE - Autobatterie
Italy	Health Care	Medical - AE - Cicerale
Italy	Health Care	Medical - AE - Dirigenti - Automotive
Italy	Health Care	Medical - AE - Dirigenti - Cicerale
Italy	Health Care	Medical - AE - Seating Cap
Italy	Health Care	Medical - AE - White Collar - Automotive
Italy	Health Care	Medical - AE - White Collar - Cicerale
Italy	Health Care	Medical - AE - White Collar - Seating Cap
Italy	Health Care	Medical - AE - Dirigenti - Grugliasco

9

Country	Benefit Type	Plan Name
Italy	Health Care	Medical - AE - White collar - Grugliasco
Italy	Health Care	Medical - AE - Dirigenti - Melfi
Italy	Health Care	Medical - AE - White collar - Melfi
Italy	Health Care	Medical - AE - White collar - Autobatterie
Italy	Health Care	Medical - AE - Dirigenti - Rocca D’Evandro
Italy	Health Care	Medical - AE - White collar - Rocca D’Evandro
Italy	Life	Life - Interiors - Grugliasco
Italy	Life	Life - AE - Autobatterie
Italy	Life	Life - AE - Melfi
Italy	Life	Life - AE - Automotive
Italy	Life	Life - AE - Cicerale
Italy	Life	Life - AE - Rocca D’Evandro
Malaysia	Life	Group Term Life
Mexico	Flex	Accidental (AD&D)
Mexico	Flex	Burial expenses
Mexico	Flex	Dental
Mexico	Flex	Optional Life
Mexico	Flex	Major Medical Excess
Mexico	Flex	Cancer first diagnosis
Mexico	Flex	Continuity
Mexico	Flex	Life (Spouse)
Mexico	Flex	Vision
Mexico	Healthcare	DERRAMADERO INTERIORES
Mexico	Healthcare	SANTA MARIA INTERIORS
Mexico	Healthcare	RAMOS II
Mexico	Healthcare	QUERETARO INTERIORS
Mexico	Healthcare	INTERIORES REGIONAL
Mexico	Healthcare	QUERETARO INTERIORS (indirect)
Mexico	Healthcare	EDIASA 1 CD JUAREZ
Mexico	Healthcare	EDIASA 3 CD JUAREZ

10

Country	Benefit Type	Plan Name
Mexico	Healthcare	EDIASA 4 CD JUAREZ
Mexico	Healthcare	EDIASA SERVICE PARTS
Mexico	Healthcare	EDIASA GRUPO SOPORTE
Mexico	Healthcare	EDIASA INDIRECTOS
Mexico	Healthcare	TECH CENTER EDIASA
Mexico	Healthcare	JCI FABRICS LERMA PLANT
Mexico	Healthcare	PUEBLA MEXICO
Mexico	Healthcare	LERMA SEQUENCING CENTER
Mexico	Healthcare	JCI PLANTA DERRAMADERO
Mexico	Healthcare	JCI PLANTA DERRAMADERO INDIRECT
Mexico	Healthcare	JCS JCAM TLAXCALA
Mexico	Healthcare	RAMOS METALS PLANT
Mexico	Healthcare	CRH MEXICO S DE RL DE CV
Mexico	Healthcare	Mexico City Office
Mexico	Healthcare	QUERETARO FOAM
Mexico	Healthcare	QUERETARO FOAM (indirect)
Mexico	Healthcare	TECH CENTER SALTILLO
Mexico	Healthcare	TECHNOTRIM MONCLOVA
Mexico	Healthcare	TECHNOTRIM SALTILLO INDIRECTOS
Mexico	Healthcare	TECHNOTRIM SALTILLO
Mexico	Healthcare	Corporativo
Mexico	Life	JCI Planta Derramadero - Management & Administration
Mexico	Life	JCI Planta Derramadero - Manufacturing Direct
Mexico	Life	JCI Planta Derramadero - Manufacturing Indirect
Mexico	Life	Queretaro Interiors - Management & Administration
Mexico	Life	Queretaro Interiors - Manufacturing Direct
Mexico	Life	Queretaro Interiors - Manufacturing Indirect
Mexico	Life	Ramos II - Management & Administration
Mexico	Life	Ramos II - Manufacturing Direct
Mexico	Life	Ramos II - Manufacturing Indirect

11

Country	Benefit Type	Plan Name
Mexico	Life	Regional Interiors - Management & Administration
Mexico	Life	Santa Maria Interiors - Management & Administration
Mexico	Life	Ediasa 1 Cd Juarez - Management & Administration
Mexico	Life	Ediasa 1 Cd Juarez - Manufacturing Direct
Mexico	Life	Ediasa 1 Cd Juarez - Manufacturing Indirect
Mexico	Life	Ediasa 3 Cd Juarez - Management & Administration
Mexico	Life	Ediasa 3 Cd Juarez - Manufacturing Direct
Mexico	Life	Ediasa 3 Cd Juarez - Manufacturing Indirect
Mexico	Life	Ediasa 4 Cd Juarez - Management & Administration
Mexico	Life	Ediasa 4 Cd Juarez - Manufacturing Direct
Mexico	Life	Ediasa 4 Cd Juarez - Manufacturing Indirect
Mexico	Life	Ediasa Grupo Soporte - Management & Administration
Mexico	Life	Ediasa Grupo Soporte - Manufacturing Indirect
Mexico	Life	Ediasa Service Parts - Management & Administration
Mexico	Life	Ediasa Service Parts - Manufacturing Direct
Mexico	Life	Ediasa Service Parts - Manufacturing Indirect
Mexico	Life	JCI Fabrics Lerma Plant - Management & Administration
Mexico	Life	JCI Fabrics Lerma Plant - Manufacturing Direct
Mexico	Life	JCI Fabrics Lerma Plant - Manufacturing Indirect
Mexico	Life	JCI Planta Derramadero - Management & Administration
Mexico	Life	JCI Planta Derramadero - Manufacturing Direct
Mexico	Life	JCI Planta Derramadero - Manufacturing Indirect
Mexico	Life	JCS Jcam Tlaxcala - Management & Administration
Mexico	Life	JCS Jcam Tlaxcala - Manufacturing Direct
Mexico	Life	JCS Jcam Tlaxcala - Manufacturing Indirect
Mexico	Life	Lerma Sequencing Center - Management & Administration
Mexico	Life	Lerma Sequencing Center - Manufacturing Direct
Mexico	Life	Lerma Sequencing Center - Manufacturing Indirect
Mexico	Life	Mexico City Office - Management & Administration
Mexico	Life	Puebla Mexico - Management & Administration

12

Country	Benefit Type	Plan Name
Mexico	Life	Puebla Mexico - Manufacturing Direct
Mexico	Life	Puebla Mexico - Manufacturing Indirect
Mexico	Life	Technotrim Saltillo - Management & Administration
Mexico	Life	Technotrim Saltillo - Manufacturing Direct
Mexico	Life	Technotrim Saltillo - Manufacturing Indirect
Mexico	Life	Corporativo - Management & Administration
Netherlands	Business Travel Accident (BTA)	BTA Automotive Seating
Netherlands	Long-Term Disability (LTD)	LTD Johnson Controls Automotive Services B.V.
Netherlands	Long-Term Disability (LTD)	WIA bodemverzekering and WGA aanvulling
Netherlands	Non-Retirement Savings	NonRet - AE
Poland	Business Travel Accident (BTA)	BTA - AE
Poland	Business Travel Accident (BTA)	BTA
Poland	Health Care	Medical - AE
Poland	Health Care	Medical
Poland	Wellness	Sports Activity
Romania	Health Care	Medical services / Medlife Executives (Health Care Spending Account)
Russia	Health Care	Medical - AE - JIT
Serbia	Group personal accident insurance	Serbia - GPA
Singapore	Accidental (AD&D)	Johnson Controls Holdings (S) Pte. Ltd. - Automotive Seating - GPA
Singapore	Business Travel Accident (BTA)	AE
Singapore	Health Care	Vision - AE
Singapore	Health Care	Johnson Holdings Controls (S) Pte. Ltd. - Automotive Seating - GHS/GMM/GCGP/GCSP
Singapore	Life	Johnson Controls Holdings (S) Pte. Ltd. - Automotive Seating - GTL
Slovakia	Accidental (AD&D)	AD&D - AE - Trencin
Slovakia	Business Travel Accident (BTA)	BTA - Bratislava
Slovakia	Critical Illness	Critical illness - Lucenec
Slovakia	Life	TL - Lucenec
Slovakia	Long-Term Disability (LTD)	LTD - AE - Lucenec
South Africa	Health Care	Medical - AE - Sizwe

13

Country	Benefit Type	Plan Name
South Africa	Health Care	Medical - AE - Discovery Health
South Africa	Health Care	Medical - AE - Bonitas
South Africa	Health Care	Medical - AE - Medi Help
South Africa	Long-Term Disability (LTD)	LTD AE Salaried & Management
South Africa	Long-Term Disability (LTD)	LTD AE - Hourly
South Africa	Short-Term Disability (STD)	STD - AE
Spain	Accidental (AD&D)	AD&D - AE - CBA Alagón
Spain	Accidental (AD&D)	AD&D - AE - CBA Eurosit Pedrola
Spain	Accidental (AD&D)	AD&D - AE - CBA Ibérica
Spain	Accidental (AD&D)	AD&D - AE - Ibérica
Spain	Accidental (AD&D)	AD&D - AE - CBA Eurosit Abrera
Spain	Accidental (AD&D)	AD&D - AE - CBA Calatorao
Spain	Bussiness Travel Assistance	BTA - AE - Alagon
Spain	Bussiness Travel Assistance	BTA - AE - Calatorao
Spain	Bussiness Travel Assistance	BTA - AE - Eurosit - Abrera
Spain	Bussiness Travel Assistance	BTA - AE - Eurosit - Pedrola
Spain	Bussiness Travel Assistance	BTA - AE - Iberica
Spain	Bussiness Travel Assistance	BTA - AE - Valladolid
Spain	Health Care	Medical - AE - Executives (Calatoao; Eurosit; Iberica; Interiors Alagon; Interiors)
Spain	Life	Life - AE - Alagón
Spain	Life	Life - AE - Eurosit Pedrola
Spain	Life	Life - AE - Valladolid
Spain	Life	Life - AE - Eurosit Abrera
Spain	Life	JC.Calatorao
Spain	Medical	Medical - AE - Alagon - Sanitas
Spain	Medical	Medical - AE - Alagon - Asisa
Spain	Medical	Medical - AE - Eurosit - DKV
Spain	Medical	Medical - AE - Eurosit - Asisa
Spain	Medical	Medical - AE - Eurosit - Asisa (Dental)

14

Country	Benefit Type	Plan Name
Spain	Medical	Medical - AE - Eurosit - Asistencia Sanitaria colegial
United Kingdom	Business Travel Accident (BTA)	Personal Accident & Travel - AE
United Kingdom	Health Care	Health Assessments
United Kingdom	Health Care	Medical - AE
United Kingdom	Life	Death in Service - AE
United Kingdom	Life	DIS Spouse’s Pension - AE
United Kingdom	Long-Term Disability (LTD)	LTD - JCI
United Kingdom	Long-Term Disability (LTD)	LTD - AE

15

Schedule 1.01(d)
Adient Short-Term Incentive Plans

1.                                      Adient plc Annual Incentive Performance Plan, a component of the Adient plc 2016 Omnibus Incentive Plan.

2.                                      Adient Manufacturing System Incentive Plan.

3.                                      See the attached Annex A to this Schedule 1.01(d).

16

Annex A

China

1.                                      Local bonus

2.                                      Performance bonus

India

3.                                      One Asia Incentive Plan

4.                                      Performance bonus

Japan

5.                                      Local bonus

6.                                      Non exempt bonus

Korea

7.                                      Performance bonus

Malaysia

8.                                      Performance bonus

Singapore

9.                                      Local bonus

Thailand

10.                               Performance bonus

Austria

11.                               Attendance bonus

12.                               Employee Suggestion

13.                               Productivity bonus

14.                               Quality bonus

Belgium

15.                               Plant bonus plan

17

Czech Republic

16.                               Attendance bonus

17.                               Engagement bonus

18.                               Performance bonus

19.                               Plant bonus plan

20.                               Plant management bonus

21.                               Polyvalence bonus

22.                               Productivity bonus

23.                               Quality bonus

24.                               Training bonus

France

25.                               Mandatory profit sharing

26.                               Performance bonus

27.                               Plant management bonus

Germany

28.                               Attendance bonus

29.                               Employee Satisfaction Passport

30.                               Employee Suggestion

31.                               Gainsharing

32.                               Performance bonus

33.                               Plant management bonus

34.                               Quality bonus

Hungary

35.                               Attendance bonus

36.                               Performance bonus

18

37.                               Plant management bonus

38.                               Productivity bonus

Italy

39.                               Plant bonus plan

Macedonia

40.                               Attendance bonus

41.                               Performance bonus

Poland

42.                               Attendance bonus

43.                               Performance bonus

44.                               Plant management bonus

Romania

45.                               Attendance bonus

46.                               Engagement bonus

47.                               Performance bonus

48.                               Plant management bonus

49.                               Productivity bonus

50.                               Quality bonus

Russia

51.                               Attendance bonus

52.                               HSE & engagement bonus

53.                               HSE bonus

54.                               Performance bonus

55.                               Plant management bonus

56.                               Quality bonus

19

Serbia

57.                               Plant management bonus

Slovakia

58.                               Attendance bonus

59.                               Performance bonus

60.                               Plant management bonus

61.                               Productivity bonus

Slovenia

62.                               Performance bonus

63.                               Plant management bonus

South Africa

64.                               Plant management bonus

Spain

65.                               Attendance bonus

66.                               HSE bonus

67.                               Plant management bonus

68.                               Production bonus

69.                               Productivity bonus

70.                               Quality bonus

71.                               Stretching bonus

Sweden

72.                               Attendance bonus

Argentina

73.                               AE South America Non-AIPP

74.                               Salaried bonus scheme

20

Brazil

75.                               AE South America Non-AIPP

76.                               Mandatory profit sharing

77.                               Salaried bonus scheme

Canada

78.                               Continuous Improvement Program

79.                               Plant management bonus

80.                               Salaried Exempt Incentive Plan

Mexico

81.                               Attendance bonus

82.                               Employee Suggestion

83.                               High-Performance Manufacturing Team

84.                               Mandatory profit sharing

85.                               Production bonus

86.                               Punctuality bonus

87.                               Salaried Exempt Incentive Plan

88.                               Weekend attendance

USA

89.                               Continuous Improvement Program

90.                               Plant management bonus

91.                               Salaried Exempt Incentive Plan

92.                               Seating Enterprise Leadership

21

Schedule 1.01(e)
Adient U.S. Welfare Plans

1.                                      Adient US LLC Welfare Program, which includes the following welfare plans:

a.              Medical Plan

b.              Dental Plan

c.               Vision Plan

d.              Health Care Flexible Spending Account Plan

e.               Health Savings Account

f.                Short-Term Disability Plan

g.               Employee Assistance Program

h.              Long-Term Disability Plan

i.                  Life and Accidental Death and Dismemberment and Business Travel Accident Plan

j.                 Dependent Care Assistance Plan

k.              Severance Plan

2.                                      Adient US LLC Non-Union Retiree Medical Plan.

22

Schedule 1.01(f)
Individual Agreements

1.                                      Separation Agreement and Release of All Claims, dated April 25, 2016 (the “US Separation Agreement”), between Johnson Controls, Inc. and the individual with Employee ID 1232756.

2.                                      Separation Agreement, dated May 2, 2016 (the “German Separation Agreement”), between Johnson Controls GmbH and the individual with Employee ID 1232756.

3.                                      Termination Agreement, dated April 22, 2016 (the “Termination Agreement”), between JCI Beteiligungs GmbH, Johnson Controls GmbH and the individual with Employee ID 1594711.

23

Schedule 1.01(g)
 Johnson Controls Short-Term Incentive Plans

1.                                      Johnson Controls Annual Incentive Performance Plan, a component of the Johnson Controls, Inc. 2012 Omnibus Incentive Plan.

2.                                      See the attached Annex A to this Schedule 1.01(g) for a list of jurisdictions that have local incentive plans for both sales and non-sales employees.

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Annex A

1.                                      Australia

2.                                      Hong Kong

3.                                      India

4.                                      Indonesia

5.                                      Japan

6.                                      Korea

7.                                      Macau (non-sales employees only; no sales employees incentive plan)

8.                                      Malaysia

9.                                      New Zealand

10.                               Singapore

11.                               Thailand

12.                               China

13.                               Austria

14.                               Belgium

15.                               Bulgaria (sales employees only; no non-sales employees incentive plan)

16.                               Czech Republic

17.                               Denmark

18.                               Finland

19.                               France

20.                               Germany

21.                               Hungary

22.                               Italy

23.                               Kazakhstan

24.                               Netherlands

25

25.                               Norway

26.                               Poland

27.                               Portugal

28.                               Ireland

29.                               Romania

30.                               Russia

31.                               Slovakia

32.                               Slovenia (sales employees only; no non-sales employees incentive plan)

33.                               Spain

34.                               Sweden

35.                               Switzerland

36.                               Ukraine (sales employees only; no non-sales employees incentive plan)

37.                               United Kingdom

38.                               Uzbekistan

39.                               Argentina (non-sales employees only; no sales employees incentive plan)

40.                               Brazil

41.                               Chile

42.                               Colombia

43.                               Mexico

44.                               Panama

45.                               Peru

46.                               Puerto Rico

47.                               Bahrain

48.                               Egypt

49.                               Kuwait

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50.                               Lebanon (non-sales employees only; no sales employees incentive plan)

51.                               Oman

52.                               Qatar

53.                               South Africa

54.                               Turkey

55.                               United Arab Emirates

56.                               Canada

57.                               United States

27

Schedule 1.01(h)
Retained Adient German Pension Plans

AE-JC Interiors Grefrath

1.                                      Pensionsordnung der Gebr. Happich GmbH vom 1. Januar 1980.

2.                                      Individual Pension Promises.

AE-Keiper GmbH & Co. KG

3.                                      VO vom 29.10.1976 (BV A 106, BV A 135).

4.                                      VO vom 28.11.1986 (BV A 113, BV A 136).

5.                                      BV Nr. A 143.

AE-Keiper VL-BL

6.                                      Individual Pension Promises.

AE-Recaro Automotive GmbH

7.                                      BV  A 113.

8.                                      BV A 136.

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Schedule 2.04
Certain Individual Agreements

1.                                      Johnson Controls shall have the right to enforce its rights and the obligations of the individual with Employee ID 1232756 under Sections 3(b), 5–9, 11–16, and 18 of the US Separation Agreement as though Johnson Controls was a party to such agreement.

2.                                      Johnson Controls shall have the right to enforce its rights and the obligations of the individual with Employee ID 1232756 under Sections 1–5, and 7–8 of the German Separation Agreement as though Johnson Controls was a party to such agreement.

3.                                      Johnson Controls shall have the right to enforce its rights and the obligations of the individual with Employee ID 1594711 under Sections 1, 2.5, 4, 7, 10, 11, and 12 of the Termination Agreement as though Johnson Controls was a party to such agreement.

4.                                      In connection with the Separation, Johnson Controls entered into retention letter agreements (the “Retention Agreements”) with certain Adient Group Employees and Former Adient Group Employees (the “Award Participants”), pursuant to which the Award Participants became eligible to receive retention award payouts, with such payouts to occur either (a) 100% within 30 days following the Effective Time (the “Closing Payments”) or (b) 50% within 60 days following the Effective Time (the “Initial Payments”) and the remaining 50% within 60 days following the first anniversary of the Effective Time (the “Post-Closing Payments”), subject, in each case, to the Award Participant’s continued employment through the applicable payment date.  Certain of the Award Participants have elected to receive any potential retention award payouts under their respective Retention Agreements in the form of a grant of Adient Shares.

Johnson Controls and Adient have agreed to apportion the payment of any earned retention award payouts under the Retention Agreements as follows: (i) Johnson Controls shall be responsible for making the Closing Payments and the Initial Payments to the Award Participants (other than as set forth in clause (iii)); (ii) Adient shall be responsible for making the Post-Closing Payments to the Award Participants; and (iii) Adient shall be responsible for granting Adient Shares to any Award Participants who elected to receive such Adient Shares in lieu of a cash payment under the Retention Agreements (whether such payment was a Closing Payment, an Initial Payment, or a Post-Closing Payment).

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Schedule 5.10
Adient Joint Venture Retirement Plans

1.                                      TechnoTrim, Inc. Pension Plan for Salaried Employees.

2.                                      TechnoTrim, Inc. Nonqualified Pension Plan.

3.                                      Interior Savings and Investment (401k) Plan.

4.                                      Bridgewater Interiors, LLC Savings and Investment (401k) Plan.

5.                                      Avanzar Interiors LLC Savings and Investment (401k) Plan.

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Schedule 6.09
Adient Joint Venture Welfare Plans

1.                                      Avanzar Interiors Technologies, Ltd. Welfare Program.

2.                                      Bridgewater, LLC Welfare Program.

3.                                      Setex, Inc. Welfare Program.

4.                                      TechnoTrim, Inc. Welfare Program.

5.                                      Yanfeng Interior Systems Welfare Program.

31

Schedule 8.01(b)
Employee Records

Employee Records to Be Transferred — Software Applications

HR Applications	Adient Group Employees + YFAI Active Employees	Former Adient Group Employees + YFAI Terminated Employees (those terminated on Jan 1, 2014 and after)
Employee Records Workday – NA PeopleSoft 9.0 – Europe, SA, Asia (Workday Rule during WD Clone and PeopleSoft during migration from PS to WD)	All information in these HR Applications (A,L,P,S)	All information in these HR Applications (A,L,P,S)

Employee History Workday – NA PeopleSoft 9.0 - Europe, SA, Asia (Workday Rule during WD Clone and PeopleSoft during migration from PS to WD) PeopleSoft 8.3 – NA	Complete history	Complete history

Taleo Performance Management	All available history	All available history

Learning Management System	All available history for agreed upon list of courses	All available history

Taleo Recruitment	All Adient & YF requisitions (open & close) with applicant details	Not Applicable

Payroll and Time & Attendance Applications (Owned by JCI & used by other business groups)	All Adient & YF data including history	All Adient & YF data including history

32

Employee Records to Be Transferred — Hard Copy Records

•                  Employee documents maintained in JCI Documentum relating to Corporate employees who were transferred to Adient will be transferred by Johnson Controls to the Adient SharePoint site.

•                  Adient will provide to Johnson Controls a list of all Corporate employees transferred to Adient as of October 10, 2016 to ensure the timely transfer of the JCI Documentum records by Johnson Controls to the Adient SharePoint site by October 31, 2016.

Any information/records not listed in this schedule shall be provided in accordance with Section 8.01(g).

33